                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                 VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS

SEMI-ANNUAL REPORT
J U N E 3 0 , 2 0 1 5 ( u n a u d i t e d )

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Long/Short Equity Index Fund

Class A: LSNAX / Class I: LSNIX / Class Y: LSNYX

Unconstrained Emerging Markets Bond Fund

Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

Van Eck Funds

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2015.

CM COMMODITY INDEX FUND

(unaudited)

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned -3.28% (Class A shares, excluding sales charge) for the six months ended June 30, 2015. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index).1 Unlike traditional indices, which tend to provide exposure only to short-term futures contracts, the CMC Index, with its constant maturity approach, spreads its exposure across multiple maturities. By doing so, the CMC Index seeks to reduce the adverse effects of negative roll2 which can cause performance lag in traditional indices.

The CMC Index returned -2.55% during the period.3 The Fund and the CMC Index underperformed both the Bloomberg Commodity Index (BCOM),4 which lost -1.56%, and the S&P® GSCI Index (SPGSCI),5 which lost -0.21%. The SPGSCI outperformed the CMC Index and BCOM due to its larger allocation to energy, which was the strongest performing sector during the first half of 2015. The CMC Index underperformed the BCOM due to its heavier allocation to industrial metals and underperformance in the agriculture sector driven both by commodity composition and roll underperformance during the first half.

Market Overview

Commodities started 2015 much the way 2014 ended, with falling prices led by weakness in the energy sector and continued headwinds from a rising U.S. dollar. Global growth continued to be disappointing as the International Monetary Fund lowered global growth estimates twice and the U.S. Federal Reserve (Fed) also twice lowered U.S. growth estimates.

Starting in late March things began to stabilize; the energy sector staged a big comeback and finished the first half of the year as the only positive sector on a total return basis. The U.S. dollar peaked in mid-March and fell approximately 3% in the second quarter, reducing its first half gains. Commodity indices bottomed at the same time as the Fed turned dovish in response to weaker than expected first quarter U.S. growth.

Commodity producers continued to reduce investment in new production during the first six months of 2015, led by a sharp reduction in the U.S. oil and gas rig count. This continuing supply response to low prices in both the energy and industrial metals sectors should be constructive in the longer term as markets rebalance supply with demand.

Globally central bank policies continue to be very supportive of growth. These included, for example, the European Central Bank’s and the Bank of Japan’s aggressive quantitative easing policies, continued rate cuts from China and other emerging markets countries and a dovish Fed delaying its first tightening to September or beyond. At the end of the second quarter, some leading growth indicators showed signs of improvement, although the Greek situation remains a concern for the Eurozone.

From a sector performance perspective, the CMC Index outperformed its peer indices in both the industrial and precious metals sectors, and underperformed these indices in the agriculture sector. All indices posted positive returns for the energy sector, with the CMC Index outperforming the BCOM but underperforming the SPGSCI slightly in this sector.

January 1—June 30, 2015 Index Sector Performances (Total Return)

	CMC Index	BCOM	SPGSCI
Energy	2.28%	1.83%	2.98%
Industrial Metals	-9.04%	-10.35%	-10.32%
Precious Metals	-1.03%	-1.28%	-1.24%
Agriculture	-4.28%	-1.26%	-1.00%
Livestock	-10.92%	-11.15%	-8.60%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The performance shown for the indices does not reflect fees and charges, which are assessed with the purchase and ownership of the Fund. Indices are not securities in which investments can be made.

During the six-month period, we continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMC Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMC Index’s commodity exposures and weights.

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CM COMMODITY INDEX FUND
(unaudited)

Fund Review — Performance Drivers

Fund performance for the six-month period was derived primarily from swap contracts on the CMC Index. Contracts outstanding as of June 30, 2015 are presented on the Fund’s Schedule of Investments.

Of the five sectors represented in the CMC Index, the energy sector was the best performer and the only sector with positive performance, up 2.28% over the six-month period, with RBOB Gasoline being the best performer within the sector.

Of the remaining four sectors, all of which detracted from overall performance during the six-month period, the precious metals sector was the best performing, posting a return of -1.03%. Within the sector, silver was the best performer. The agriculture sector (-4.28%) performed better than the industrial metals sector (-9.04%). Within the two sectors, cotton and lead, respectively, were the best performers, with the former posting a strong positive return, but the latter a negative return. The livestock sector (-10.92%) was the worst performing sector, with lean hogs the worst performer.

Fund Review — Roll Yield

The roll yield6 of the CMC Index outperformed both the BCOM and SPGSCI in the energy, industrial metals and livestock sectors. BCOM and SPGSCI both suffered from negative roll yield in all five sectors. The CMC Index was the only index to benefit from positive roll yield in any sector, namely livestock.

				Industrial	Precious
From 12/31/2014	To 6/30/2015	Composite	Energy	Metals	Metals	Agriculture	Livestock
ROLL YIELD	CMC Index	-1.96%	-2.91%	-0.60%	-0.36%	-2.85%	1.37%
ROLL YIELD	BCOM	-3.39%	-7.56%	-0.93%	-0.39%	-1.39%	-2.54%
ROLL YIELD	SPGSCI	-5.33%	-7.79%	-0.79%	-0.31%	-2.26%	-0.65%

Source: Van Eck Global, Bloomberg. Past performance is not guarantee of future results; current performance may be lower or higher that the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.” Please see the prospectus and summary prospectus for information on these and other risk considerations.

Van Eck offers an email update related to the commodity markets outlining how market fundamentals impact commodity investments from quarter to quarter. To subscribe to this update, please contact us at 800.826.2333 or visit vaneck.com to register and subscribe.

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We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory F. Krenzer
Co-Portfolio Manager	Co-Portfolio Manager

July 24, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 27 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture, and livestock.

[2]	Contango occurs when the price of a futures contract is above the expected future spot price at the time the contract expires. Negative roll yield is the amount of return lost in a contango market.

[3]	The Fund is passively managed and may not hold each CMC Index component in the same weighting as the CMC Index and is subject to certain expenses that the CMC Index is not. The Fund thus may not exactly replicate the performance of the CMC Index.

[4]	Bloomberg Commodity Index (BCOM) is composed of futures contracts on 22 physical commodities covering five sectors, specifically energy, precious metals, industrial metals, agriculture, and livestock.

[5]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

[6]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] – 1.
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CM COMMODITY INDEX FUND
PERFORMANCE COMPARISON
June 30, 2015 (unaudited)

	Class A-CMCAX	Class A-CMCAX
	After Maximum	Before Sales
Total Return	Sales Charge[1]	Charge	CMC Index
Six Months	(8.82)%	(3.28)%	(2.55)%
One Year	(30.38)%	(26.10)%	(25.00)%
Life* (annualized)	(9.87)%	(8.67)%	(7.38)%
Life* (cumulative)	(37.31)%	(33.50)%	(29.15)%
*since 12/31/10

	Class I-COMIX	Class I-COMIX
	After Maximum	Before Sales
Total Return	Sales Charge[2]	Charge	CMC Index
Six Months	n/a	(2.92)%	(2.55)%
One Year	n/a	(25.81)%	(25.00)%
Life* (annualized)	n/a	(8.37)%	(7.38)%
Life* (cumulative)	n/a	(32.48)%	(29.15)%
*since 12/31/10

	Class Y-CMCYX	Class Y-CMCYX
	After Maximum	Before Sales
Total Return	Sales Charge[3]	Charge	CMC Index
Six Months	n/a	(3.09)%	(2.55)%
One Year	n/a	(25.87)%	(25.00)%
Life* (annualized)	n/a	(8.43)%	(7.38)%
Life* (cumulative)	n/a	(32.71)%	(29.15)%
*since 12/31/10

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%

Gross Expense Ratio 1.36% / Net Expense Ratio 0.95%

[2]	I shares: no sales or redemption charges
Gross Expense Ratio 0.85% / Net Expense Ratio 0.65%

[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.04% / Net Expense Ratio 0.70%

Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 27 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture, and livestock.

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EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) returned 4.28% (Class A shares, excluding sales charge) during the six-month period ending June 30, 2015, and outperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which rose 3.12% over the same period.

The Fund continues to employ an active, non-index driven approach. Among other things, this provides it with the flexibility to address not only interesting emerging opportunities, but also concerns in both companies and countries, should any arise. It is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in mid- and small-cap stocks.

Fund Review

China/Hong Kong and Taiwan companies contributed most to performance in the first half of 2015, while India, Brazil and South Korea detracted the most. On a sector level, industrials, information technology and materials added value, while health care and telecommunications services detracted from value.

The Chinese market was an excellent contributor to performance during the first six months of 2015. Three of the Fund’s top five performing stocks were Chinese companies. Boer Power Holdings (1.2% of Fund net assets†) provides electrical distribution solutions, benefiting industrial companies seeking better efficiency in power usage in China. Boer continues to be a beneficiary of the development of a smarter grid in China. It works closely with Schneider, the multinational manufacturer of power distribution equipment based in France (not held by Fund).

Wasion Group Holdings (1.7% of Fund net assets†), one of our longer-term holdings, was a top performer in the first half of 2015. Like Boer Power Holdings, the company continues to benefit from the same efforts to use power more efficiently. Wasion, we believe, continues to set the standards for “smart” electrical grid meters in China.

Chongqing Rural Commercial Bank (2.9% of Fund net assets†), another Chinese holding, was up 33.8% for the period. Apart from being, we believe, one of the best banks in China in terms of cost of credit, it has benefited significantly from not only a liquid balance sheet, but also from its enviable rural deposit franchise.

In Taiwan, our holding in Largan Precision (3.0% of Fund net assets†) performed most satisfactorily. The company produces camera lens modules for high-end smart phones. As both demand and the requirement for higher specification equipment have increased, Largan has become a preeminent global manufacturer of these devices and the “go to” supplier.

Russian established Luxoft Holdings (1.5% of Fund net assets†) is a high-end information technology services provider to the financial services industry. Its programmers are largely situated in the ex-Commonwealth of Independent States (CIS) countries, and weakness in the local currencies is a benefit to Luxoft.

In Latin America, the poor performance of Estacio Participacoes (0.7% of Fund net assets†) in the first quarter of the year continued into the second quarter, making it the portfolio holding that detracted most from total return for the six-month period. A provider of post-secondary school education in Brazil, the company has been faced, not least as a consequence of the country’s parlous finances, with substantial restrictions on the availability, and delayed payments, of certain government subsidies. This, along with other factors, has adversely affected the prospects for enrollment.

Our holding in Tech Mahindra (1.2% of Fund net assets†) also proved a disappointment during the period under review, when the company, India’s fifth largest IT services company, missed profit estimates.

Macro Overview

Despite events at the end of the June, nothing much has changed with our views of China. We are not concerned about the “wealth effect” as the percentage of equity in household financial assets is low and most investors are sitting on gains. We did not see a wealth effect on the way up, and we don’t anticipate anything substantial as gains have deflated. In our view, consumption, for an economy such as China, is much more tied to income growth. We continue to believe in the growth engine of “new China” at the expense of the old, fixed asset investment-based growth model of the past. This growth is not linear, and relative weakness increases the temptation to revert to the old model, at least temporarily. We hope the Chinese resist the temptation. As mentioned above, we are not blindly optimistic about the course of China’s economy. There are significant issues to be dealt with in terms of leverage, incremental return on investments etc., but balancing that, is the tremendous progress being made in reforming the economy and the financial markets, and attacking corruption. These are good for the long term, but tend to depress growth in the short term.

5

EMERGING MARKETS FUND

(unaudited)

From time to time we encounter significant market dislocations in emerging markets—where investors rush to the exit and selling has an air of panic to it. This is what happened in the Chinese onshore and offshore markets at the end of the second quarter. The catalyst can be more technical than fundamental and breathless reporting often exacerbates the issue. With our rigorous approach to valuation, we stay disciplined, remain true to our investment philosophy and take advantage of dislocations if the fundamentals justify it. In our opinion, the stocks we own in China represent compelling growth at reasonable valuations. One clarification is that the Fund currently holds no “A” shares (although we added the ability to do so this spring). This is the category of Chinese shares that are listed in the Shanghai or Shenzhen exchanges, and that most commentators refer to, when talking about “Chinese stocks”.

In India, where, in the first quarter, we saw there to be a need for expectations to adjust to reality and, in particular, for earnings to grow into valuations, in the second quarter we saw what appeared to be some movement in the right direction, especially vis-à-vis valuations. While our expectations remain tempered for the next couple of quarters, we believe that, long term, the country is still very exciting with some excellent growth prospects. We have, consequently, started re-focusing on opportunities in India.

Brazil, from a macro viewpoint, continues to face a number of serious challenges, not least on the political, fiscal and monetary fronts. For many this would be reason enough to refocus elsewhere. However, with the flexibility we have, we see the situation in Brazil as providing potential opportunities, for example, the opportunity to build up selected existing holdings based on market weakness.

Strategy and Outlook

We will continue to closely monitor the impact of potential normalization of interest rates in the U.S., whenever it happens—this year or next—to help ensure the portfolio fares as well as possible. While we anticipate that rates may go down further in China and in some other emerging markets countries, this will not necessarily be the case for all of them. While we will continue to see some volatile trading, this may offer us some interesting opportunities either to buy, or to add to our holdings in good companies.

Since idiosyncrasy is a critical aspect of investing in the emerging markets, we continue to cherish the flexibility inherent in our process that allows us to invest in well-priced structural growth opportunities across the market capitalizations. In addition, we also have the advantage of being able to avoid certain larger capitalization names which are often exposed to cyclical industries and/or may be subject to unwelcome government involvement. As we go forward, we will continue to pursue attractive investments that we believe can deliver the anticipated growth that characterizes emerging markets countries.

Looking forward to the second half of 2015, which we believe will provide us with further opportunities through selective investment in the emerging markets, we will continue to search diligently for investments that embody the Fund’s ethos of structural growth at a reasonable price.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

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We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

July 15, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

TOP TEN EQUITY HOLDINGS*

June 30, 2015 (unaudited)

JD.com, Inc.	3.1%
Largan Precision Co. Ltd.	3.0%
Naspers Ltd.	3.0%
Chongqing Rural Commercial Bank Co. Ltd.	2.9%
Advanced Semiconductor Engineering, Inc.	2.6%
BB Seguridade Participacoes SA	2.6%
Itau Unibanco Holding SA	2.5%
Samsung Electronics Co. Ltd	2.2%
CAR, Inc.	2.2%
Catcher Technology Co., Ltd.	2.1%
*Percentage of net assets. Portfolio is subject to change.
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EMERGING MARKETS FUND

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

	Class A-GBFAX	Class A-GBFAX
	After Maximum	Before Sales
Total Return	Sales Charge[1]	Charge	MSCI EM
Six Months	(1.72)%	4.28%	3.12%
One Year	(6.90)%	(1.20)%	(4.77)%
Five Year	6.60%	7.86%	4.03%
Ten Year	8.00%	8.64%	8.46%

	Class C-EMRCX	Class C-EMRCX
	After Maximum	Before Sales
Total Return	Sales Charge[2]	Charge	MSCI EM
Six Months	2.82%	3.82%	3.12%
One Year	(3.07)%	(2.09)%	(4.77)%
Five Year	6.96%	6.96%	4.03%
Ten Year	7.85%	7.85%	8.46%

	Class I-EMRIX	Class I-EMRIX
	After Maximum	Before Sales
Total Return	Sales Charge[3]	Charge	MSCI EM
Six Months	n/a	4.58%	3.12%
One Year	n/a	(0.70)%	(4.77)%
Five Year	n/a	8.38%	4.03%
Life* (annualized)	n/a	0.51%	(0.55)%
Life* (cumulative)	n/a	3.87%	(4.04)%
*since 12/31/07

	Class Y-EMRYX	Class Y-EMRYX
	After Maximum	Before Sales
Total Return	Sales Charge[4]	Charge	MSCI EM
Six Months	n/a	4.54%	3.12%
One Year	n/a	(0.79)%	(4.77)%
Five Year	n/a	8.05%	4.03%
Life* (annualized)	n/a	6.02%	1.93%
Life* (cumulative)	n/a	35.27%	10.38%
*since 4/30/10

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.44% / Net Expense Ratio 1.44%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.32% / Net Expense Ratio 2.32%

[3]	I shares: no sales or redemption charges
Gross Expense Ratio 1.10% / Net Expense Ratio 1.00%

[4]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.17% / Net Expense Ratio 1.10%
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Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.60% for Class A, 2.50% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

9

GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) returned -1.77% (Class A shares, excluding sales charge) for the six months ended June 30, 2015. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index (SPGINRTR)1 lost 4.14% for the same period. Two key aspects of the Fund that contributed to performance relative to its primary benchmark were the absence of any position in the integrated oil & gas sub-sector and an overweight position and outperformance in the oil & gas exploration & production sub-sector.

At the end of the six-month period, energy was the Fund’s largest sector weighting, although this exposure continued to remain underweight compared to its benchmark. While the Fund ended December 2014 with its lowest average monthly weighting in energy for the calendar year, its overall exposure to energy was increased slightly during the first six months of 2015.

Within energy, the Fund was, on average during the six-month period, overweight the coal & consumable fuels, oil & gas drilling, and oil & gas exploration & production sub-sectors. The Fund was also overweight the diversified metals & mining, gold, and agricultural products sub-sectors. The Fund remained significantly underweight integrated oil & gas companies throughout the semi-annual period, having no allocation to the sub-sector at period end.

It should be noted that the Fund continues to employ a diversified natural resource strategy, and, as such, it has been historically underweight energy relative to the SPGINRTR, the Fund’s benchmark index. For example, the benchmark was approximately 85% energy as of June 30, whereas the Fund was approximately 61% energy. As a point of reference, the S&P® Global Natural Resources Index (SPGNRUT)2 which was a little over one third energy as of June 30, 2015, declined 2.84% for the six-month period.

Overview

The most significant factor influencing the markets in which the Fund invested over the past six months was the effect on the energy sector of the dramatic sell-off in crude oil at the end of the fourth quarter of 2014. This overhung the market for the first half of the year.

By the end of March, the U.S. rig count had already dropped drastically from its peak in September 2014. The count continued to drop even further in the second quarter of the year. At the end of June, the U.S. total rig count figure was 859, down 18% on the quarter and 53% for the full six-month period. However, having fallen nearly 46% in 2014 to end the year at $53.27 per barrel, by June 30, 2015 West Texas Intermediate (WTI) front month crude prices had risen to $59.47 per barrel. Having ended 2014 some 32% down on the previous year, North American Henry Hub natural gas front month futures was lower by 2%, ending the first half of the year at $2.832 per MMBtu.

There were some signs of both European and U.S. economic growth picking up in the second quarter of the year, but any such acceleration was far from substantial. Geopolitical risks continued to remain significant. Although by the end of the six-month period, there was growing evidence of some stabilization in China, the situations in both Russia and Brazil remained fragile, Islamic State (IS) continued to pose a considerable threat in the Middle East and the uncertainty of Greece’s position vis-à-vis both the European Union (EU) and the euro cast a shadow over matters European through the end of the six-month period. Commodities continued to suffer accordingly.

Gold declined slightly during the period under review. Platinum and palladium prices were down during the period on the back of moderating growth outlooks. All the base metal markets, too, followed the trajectory of lower global growth. A positive start to the growing season in the U.S. caused grain (soy, corn, and wheat) prices to decline throughout most of the first half of the year before rebounding sharply on the last day of June as a weaker than expected U.S. Department of Agriculture Quarterly Acreage Report reflected poor weather in the Midwest.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil & gas exploration & production, integrated oil & gas, and semiconductor equipment (which includes solar). While the Fund had exposure to each of the above sub-sectors, except integrated oil & gas, over the six-month period, the benchmark index had exposure to all except the semiconductor equipment sub-sector.

The three weakest contributing sub-sectors to the Fund’s performance relative to the primary benchmark were coal & consumable fuels, gold, and diversified metals & mining.

10

The Fund’s three strongest contributing individual positions were all energy-related companies; two directly related and one indirectly related. The strongest contributor was SunEdison (3.1% of Fund net assets†), a solar and wind alternative energy company that benefited from the strength of its position in the market. The other two companies were Diamondback Energy and Concho Resources (2.9% and 4.0% of Fund net assets†, respectively), both oil & gas exploration & production companies and both of which benefited from the high quality of their assets.

The Fund’s three weakest contributors were coal & consumable fuels company Consol Energy (2.6% of Fund net assets†), a victim of the weak natural gas and coal market; Glencore Xstrata (4.7% of Fund net assets†), which was hit not only by disappointing China growth during the period and its exposure to both coal and zinc, but also by the continuing woes in the copper market; and, the international oil & gas exploration & production company Afren (sold by the Fund by period end).

Significant purchases by the Fund were made in three different sub-sectors. In the oil & gas exploration & production sub-sector, a new position was established in Bonanza Creek Energy (0.8% of Fund net assets†). In the diversified metals & mining and the gold sub-sectors, positions were increased in First Quantum Minerals (4.3% of Fund net assets†) and Goldcorp (2.6% of Fund net assets†) respectively.

The Fund’s largest sales during the period were the oil & gas exploration & production company Marathon Oil, the oil & gas equipment & services company National Oil Varco, and the railroads company CSX (all eliminated by the Fund by period end).

During the six-month period, the Fund’s positions in the oil & gas exploration & production, oil & gas transportation & storage, and semiconductor equipment sub-sectors increased. The Fund’s overall allocation to the energy sector increased very slightly. Within the energy sector, while allocations to the coal & consumable fuels and oil & gas equipment & services sub-sectors decreased, allocations to the oil & gas drilling and oil & gas refining & marketing sub-sectors both increased.

Outlook

As we had anticipated, crude had a sluggish first half of 2015. However, while a clear supply-side response from both U.S. unconventional (and conventional) players may have started showing up in the last week or two of the six-month period, we remain much more optimistic about, and continue to expect any such response to be more evident in, the second half of the year.

A positive surprise has been that crude demand has been strong in the first half of the year—through both the first and the second quarters. At an average increase of around 700,000 barrels per day, global demand growth in 2014 was weak. However, right now, it looks as if the increase in global demand growth for 2015 might be on pace to double—if not more. This should certainly help balance the market.

Our view has been somewhat cautious towards the near-term outlook for oil prices and, hence, energy equities, primarily driven by our concern around the lifting of Iranian sanctions and the possibility of an increase in Libyan production. However, longer term, our global crude oil production outlook is increasingly bullish for prices. Therefore, our approach to the sector has been, and continues to be, focused on those companies that can navigate commodity price volatility and to help grow net asset value substantially over the next several years. This has meant that we have gravitated towards the upstream sector where companies have the potential to find low-cost reserves and generate strong, profitable production growth. Companies with these characteristics often, also, have been early movers into North American unconventional shale plays and have used strong balance sheets and capital liquidity to allow them to innovate technologically in terms of resource capture and operational efficiency. Many companies that have utilized this blueprint have been successful in creating positive absolute performance, even in the face of the dramatic correction in oil prices over the last year, and it is these companies that we have attempted to use as the core of our energy exposure.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset backed securities, and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

11

GLOBAL HARD ASSETS FUND

(unaudited)

We very much appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron Co-Portfolio Manager	Shawn Reynolds Co-Portfolio Manager

July 20, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.

TOP TEN EQUITY HOLDINGS*

June 30, 2015 (unaudited)

Glencore Xstrata Plc	4.7%
First Quantum Minerals Ltd.	4.3%
Cimarex Energy Co.	4.1%
Schlumberger Ltd.	4.1%
Concho Resources, Inc.	4.0%
EOG Resources, Inc.	3.6%
Anadarko Petroleum Corp.	3.6%
Pioneer Natural Resources Co.	3.5%
Halliburton Co.	3.4%
SunEdison, Inc.	3.1%
*Percentage of net assets. Portfolio is subject to change.
12

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

	Class A-GHAAX	Class A-GHAAX
	After Maximum	Before Sales
Total Return	Sales Charge[1]	Charge	SPGINRTR	S&P 500
Six Months	(7.42)%	(1.77)%	(4.14)%	1.23%
One Year	(34.15)%	(30.13)%	(25.71)%	7.42%
Five Year	0.59%	1.79%	5.44%	17.34%
Ten Year	5.67%	6.30%	5.57%	7.89%

	Class C-GHACX	Class C-GHACX
	After Maximum	Before Sales
Total Return	Sales Charge[2]	Charge	SPGINRTR	S&P 500
Six Months	(3.13)%	(2.16)%	(4.14)%	1.23%
One Year	(31.39)%	(30.69)%	(25.71)%	7.42%
Five Year	0.98%	0.98%	5.44%	17.34%
Ten Year	5.50%	5.50%	5.57%	7.89%

	Class I-GHAIX	Class I-GHAIX
	After Maximum	Before Sales
Total Return	Sales Charge[3]	Charge	SPGINRTR	S&P 500
Six Months	n/a	(1.56)%	(4.14)%	1.23%
One Year	n/a	(29.86)%	(25.71)%	7.42%
Five Year	n/a	2.17%	5.44%	17.34%
Life* (annualized)	n/a	2.03%	2.42%	7.39%
Life* (cumulative)	n/a	20.25%	24.48%	92.18%
*since 5/1/06

	Class Y-GHAYX	Class Y-GHAYX
	After Maximum	Before Sales
Total Return	Sales Charge[4]	Charge	SPGINRTR	S&P 500
Six Months	n/a	(1.63)%	(4.14)%	1.23%
One Year	n/a	(29.95)%	(25.71)%	7.42%
Five Year	n/a	2.03%	5.44%	17.34%
Life* (annualized)	n/a	(1.76)%	2.14%	13.68%
Life* (cumulative)	n/a	(8.76)%	11.58%	93.99%
*since 4/30/10

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.46% / Net Expense Ratio 1.38%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.24% / Net Expense Ratio 2.20%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 1.03% / Net Expense Ratio 1.00%

[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.17% / Net Expense Ratio 1.13%
13

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

14

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) fell 4.63% (Class A shares, excluding sales charge) during the six-month period ended June 30, 2015. To compare, the NYSE Arca Gold Miners Index (GDMNTR)1 was down 3.51% for the same period. The Fund’s underperformance relative to the benchmark was primarily due to the Fund being underweight Newmont Mining (1.4% of Fund net assets†), which gained 23.9%, and overweight Eldorado Gold (4.9% of Fund net assets†), which declined 31.8% through the first half of 2015. Newmont’s first quarter results beat expectations and the company has made good progress paring down its debt. Eldorado’s poor performance was due to its exposure to Greece. Eldorado’s Skourries project is in construction and permitted to European Union standards. Yet, the new Greek government has made unprecedented moves to curtail development that, we believe, will eventually be reversed once the economic benefits of the project are fully appreciated.

Gold Sector Overview

■	Gold started the year strong, climbing 8.4% in the month of January. Concerns over currencies, deflation, and sovereign debt caused gold to advance in tandem with the U.S. dollar as safe haven assets, and gold traded as high as $1,308 per ounce on January 22.
■	In February, the market’s attention shifted from global financial risk to U.S. monetary policy expectations.
■	The gold price dropped more than $30 per ounce on both February 6 and March 6, following stronger than expected U.S. employment reports that increased market expectations for a Federal Reserve (Fed) rate hike.
■	Gold closed at a first half low of $1,150 per ounce on March 17.
■	During the rest of the period, there were no significant changes in financial risks, economic outlook, or physical demand to drive the price of gold in either direction.
■	The gold price moved up and down around the $1,200 per ounce level driven primarily by U.S. economic data releases and the markets’ interpretation of how the data affected the timing of the anticipated Fed funds rate increase.
■	Gold did not react to the worsening situation in Greece that led to a default on IMF debt and a referendum vote rejecting the bailout terms set out by the European Union (EU). The reason gold has languished, in our view, is that a worst-case scenario for Greece would have a minimal economic impact on Europe and no discernable impact on the rest of the world.
■	Holdings of global gold bullion ETPs have been stable this year, declining only 0.4% year to date as of the end of June.
■	Gold closed at $1,172.42 per ounce on June 30, down $12.44 per ounce, a loss of 1.05% for the first half of 2015.

The performance of gold stocks was mixed during the first half of 2015, with June being a particularly difficult month for gold-related equities. During the month of June, GDMNTR was down 9.4%, while small-cap gold mining stocks, as represented by the Market Vectors Junior Gold Miners Index (MVGDXJTR),2 declined 6.6%.

However, during the first six months of 2015, GDMNTR was down only 3.51%, while MVGDXJTR gained 0.55%. The junior companies managed to outperform both the larger companies and gold bullion. Perhaps some of the merger and acquisition activity we have seen this year, has reminded the market of the” takeover option” embedded in many of the smaller companies but rarely priced-in, leading to increased interest in the junior sector as of late.

While second quarter reporting has yet to be released at the time of this letter, we can examine the first quarter results from gold companies that were announced over the course of the first half of 2015. Some companies beat earnings and operating expectations, while others disappointed. Many of the companies that failed to meet expectations maintained their 2015 full year guidance, targeting improved results in the second half of the year. Overall, the trend appears to be for lower operating costs this year, with many companies reporting lower than expected costs in the first quarter. Over the last couple of years, companies have been successful in redesigning mine plans and optimizing their businesses and operations to reduce costs. Lower fuel prices and weaker currencies are also having a positive impact on costs. Continued sector focus on improving operating efficiencies to reduce costs further suggests that companies are well positioned to contain costs at present levels, and thus, we expect that potential increases in the gold price should translate into margin growth.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as royalty and streaming companies, which have no operating costs. The Fund continues to be almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. As of the end of June 2015, the Fund’s cash position and gold bullion ETF holdings represented 1.7% and 3.3% of net assets, respectively.

15

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

Australian company Evolution Mining (2.2% of Fund net assets†) was the best performing stock in the portfolio, up 82% during the first half, following asset acquisitions that transformed the company from a junior to a mid-tier producer. The company, along with other Australian producers, is also benefiting from the positive effects of a weaker Australian dollar on its U.S. dollar denominated costs. New Gold (2.8% of Fund net assets†) underperformed (down 37%), primarily due, we believe, to its copper exposure and capital spending program. We find New Gold’s valuation attractive, even at spot copper prices, as well as its growth profile as it progresses construction of a new mine, Rainy River, in Canada.

Outlook

Low gold prices have been driven largely by weak investment demand in the West, where investors have shown little concern for financial or economic risks. Offsetting weak western demand, gold is probably the only metal that has seen increased Chinese demand in the overall metals bear market.

China has been building its official gold position to help enable the Yuan to become a global reserve currency. In its last official announcement in 2009, China stated that it had 1,054 tonnes of official gold reserves. Recently on July 17, China disclosed that their official gold reserves are now 1,658 tonnes, a 57% increase.

Other developments outside of official gold holdings are ongoing. On June 22, the Bank of China became the first Chinese bank to join the auction process that sets the gold price in the London market. On July 1, the London Bullion Market Association agreed to specifications set by the Shanghai Gold Exchange to facilitate trading of the 9999 (99.99% fine) kilobar market that is popular in Asia. China has also announced the establishment of an international gold fund with approximately 60 countries as members. According to Xinhua, the official Chinese news agency, the project will help the central banks of member states to acquire gold for their reserves more easily. Chinese mining companies Shandong Gold and Shaanxi Gold would take a combined 60% stake, with the rest owned by financial institutions.

Other Chinese gold companies have been taking advantage of attractive valuations in the bear market to expand their businesses. For example, Zijin Mining (not held by Fund) has made nearly $1 billion in acquisitions in the past year, one of which is a 50% interest in the Porgera mine to become a joint venture partner with Barrick Gold in Papua New Guinea.

All of this indicates to us that China is: 1) striving to place Shanghai on an equal footing in the global gold market with Tokyo, New York, and London; 2) working to transfer the center of gravity for gold pricing from the futures exchange in New York to Asia, where the largest physical markets are located; 3) establishing a pipeline of gold production to refineries and exchanges that ensures that Asians have access to the gold market if and when the flow of gold from the West to the East dries up; and 4) establishing gold as a key component of Asia’s monetary system.

On the consumer side, using Thomson Reuters GFMS 20143 demand and Wikipedia population statistics, Chinese per capita gold consumption for bars, coins, and fabrication is 69% of Japanese and 63% of South Korean per capita consumption. In 2014, China consumed 919 tonnes, compared to Japan at 124 tonnes and South Korea at 55 tonnes. As China strives to rival the wealth of its developed neighbors, we believe the scope for further demand in Asia could underpin gold prices for years to come.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

16

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

July 20, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[3]	Thompson Reuters GFMS Gold Survey 2014.

TOP TEN EQUITY HOLDINGS*
June 30, 2015 (unaudited)

Agnico-Eagle Mines Limited	6.2%
B2Gold Corp.	5.6%
Royal Gold, Inc.	5.4%
Randgold Resources Ltd.	5.3%
Eldorado Gold Corp.	4.9%
Franco-Nevada Corp.	4.5%
Tahoe Resources Inc.	4.4%
Silver Wheaton Corp.	4.4%
Goldcorp, Inc.	4.2%
Newcrest Mining Ltd.	2.9%
*Percentage of net assets. Portfolio is subject to change.
17

INTERNATIONAL INVESTORS GOLD FUND
PERFORMANCE COMPARISON
June 30, 2015 (unaudited)

	Class A-INIVX	Class A-INIVX
	After Maximum	Before Sales
Total Return	Sales Charge[1]	Charge	GDMNTR	S&P 500
Six Months	(10.13)%	(4.63)%	(3.51)%	1.23%
One Year	(37.97)%	(34.17)%	(32.16)%	7.42%
Five Year	(16.43)%	(15.43)%	(18.35)%	17.34%
Ten Year	3.52%	4.14%	(1.90)%	7.89%

	Class C-IIGCX	Class C-IIGCX
	After Maximum	Before Sales
Total Return	Sales Charge[2]	Charge	GDMNTR	S&P 500
Six Months	(5.92)%	(4.97)%	(3.51)%	1.23%
One Year	(35.25)%	(34.60)%	(32.16)%	7.42%
Five Year	(16.06)%	(16.06)%	(18.35)%	17.34%
Ten Year	3.40%	3.40%	(1.90)%	7.89%

	Class I-INIIX	Class I-INIIX
	After Maximum	Before Sales
Total Return	Sales Charge[3]	Charge	GDMNTR	S&P 500
Six Months	n/a	(4.42)%	(3.51)%	1.23%
One Year	n/a	(33.87)%	(32.16)%	7.42%
Five Year	n/a	(15.11)%	(18.35)%	17.34%
Life* (annualized)	n/a	0.07%	(6.62)%	7.41%
Life* (cumulative)	n/a	0.62%	(45.05)%	86.87%
*since 10/2/06

	Class Y-INIYX	Class Y-INIYX
	After Maximum	Before Sales
Total Return	Sales Charge[4]	Charge	GDMNTR	S&P 500
Six Months	n/a	(4.33)%	(3.51)%	1.23%
One Year	n/a	(33.96)%	(32.16)%	7.42%
Five Year	n/a	(15.24)%	(18.35)%	17.34%
Life* (annualized)	n/a	(14.88)%	(17.36)%	13.68%
Life* (cumulative)	n/a	(56.50)%	(62.67)%	93.99%
*since 4/30/10

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.48% / Net Expense Ratio 1.45%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.34% / Net Expense Ratio 2.20%

[3]	I shares: no sales or redemption charges
Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%

[4]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.26% / Net Expense Ratio 1.10%
18

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

19

LONG/SHORT EQUITY INDEX FUND
(unaudited)

Dear Shareholder:

The performance of the Long/Short Equity Index Fund (the “Fund”) was flat, with a return of -0.11% (Class A shares, excluding sales charge), for the six months ended June 30, 2015. The Fund seeks to track, before fees and expenses, the performance of the Market Vectors North America Long/Short Equity Index1 (the “Index”).

The Index follows a rules-based methodology to capture the performance of a group of North America-focused long/short equity hedge funds. The Index is unique in that: (1) the peer group is refined based on geographic focus; (2) the peer group is enhanced by excluding funds with performances that are inconsistent with that of the peer group as a whole; and (3) it is made investable by identifying exchange traded products that reflect the performance of the enhanced peer group.

The Index returned 0.63% during the period. The performance of the Index was consistent with the Morningstar Long/Short Equity Peer Group Average,2 which gained 0.57% over the six-month period. Interestingly, the average U.S. dollar investment in long/short equity mutual funds returned -1.59% for the same period. This return was calculated by asset-weighting3 the Morningstar Long/Short Equity Peer Group.

The chart below demonstrates that the Fund, since its inception, has delivered performance that is consistent with the Morningstar Long/Short Equity Category Average.4 However, during the same period, both the Fund and the Morningstar Long/Short Equity Category Average have significantly outperformed the weighted average U.S. dollar investment in long/short equity mutual funds.

Long/Short Equity Index Fund vs. Morningstar Long/Short Equity Category

Source: Van Eck Global and Morningstar. Returns based on the Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Market Overview

Long/short equity strategies struggled to generate performance during the first half of 2015 primarily due to the lackluster performance of the broad U.S. equity market with the S&P 500 Index returning 1.23%.5 A deeper look into the returns of U.S. equities during the period shows significant dispersion based on market capitalization and style, with small-cap6 stocks outperforming large-cap7 stocks by 3.33% and growth8 stocks outperforming value9 stocks by 4.84%.

The CBOE Volatility Index10 (VIX Index), which is often referred to as the fear gauge of the market, increased in January due to concerns of a potential Greek exit from the Euro, the continued decline in the price of oil,11 and mixed economic data. The S&P 500 Index declined by 3% in January but returned an impressive 5.74% in February as volatility declined significantly. The VIX Index spiked again in late June, due both to growth concerns in China that led to a rapid decline in the Shanghai Composite Index12 and to the drama surrounding the potential that Greece might exit the Euro.

20

Fund Review — Performance Drivers

The exposures of the Index are dynamic in that they adjust monthly based on the overall exposures of the refined and enhanced peer group of long/short equity hedge funds. The holdings of the Fund are predominantly long and short equity ETFs and short-term U.S. Treasury debt obligations that seek to mirror the risk exposures of the non-investable Index. Both the long and short sides of the portfolio posted small gains for the period. On the long side, the Fund’s largest long contributors were positions in ETFs that track the consumer discretionary sector, the materials sector, and mid-cap equities. The largest long detractors were positions in ETFs that tracked large-cap and small-cap equities. On the short side, positions in consumer staples and high yield debt posted gains that exceeded small losses in mid-cap equities and investment grade debt.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We look forward to your participation in the Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	David Schassler
Portfolio Manager	Deputy Portfolio Manager

July 16, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period. Market Vectors North America Long/Short Equity Index (Index) is the exclusive property of Market Vectors Index Solutions GmbH (MVIS) [a wholly owned subsidiary of the Adviser], which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Index to third parties. Long/Short Equity Index Fund (Fund) is not sponsored, endorsed, sold, or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the Fund.
21

LONG/SHORT EQUITY INDEX FUND
(unaudited)

[2]	Morningstar Long/Short Equity Peer Group Average is calculated using the total returns of all U.S. funds that are classified by Morningstar as long/short equity. Each fund is equal-weighted in the peer group to calculate an average monthly return.

[3]	Morningstar Long/Short Equity Peer Group – Asset Weighted is calculated using the total returns of all U.S. funds that are classified by Morningstar as long/short equity. Each fund is asset-weighted in the peer group to give a higher weighting to funds with more assets.

[4]	Morningstar Category Averages are a simple average of the returns of all funds that belong to a particular peer group. These peer groups are very distinct groups of funds, and are defined based on their investment style and structure. The Long/Short Equity category is composed of funds that hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral—dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research. Performance for the Morningstar Long/Short Equity Category Average was as follows: six months +0.57%; one year +0.60%; since 12/12/13, life (annualized) +4.77%; and life (cumulative) +59.86%.

[5]	S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

[6]	Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

[7]	Russell Top 200 Index is a benchmark index for U.S.-based large-cap stocks; the average member has a market cap above $100 billion.

[8]	Russell 3000 Growth Index is a market capitalization weighted index, based on the Russell 3000 Index, used to provide a gauge of the performance of growth stocks in the U.S.

[9]	Russell 3000 Value Index is a market capitalization weighted index, based on the Russell 3000 Index, used to provide a gauge of the performance of U.S. stocks in the equity value segment.

[10]	CBOE Volatility Index, a popular measure of the implied volatility of S&P 500 Index options, represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

[11]	Brent Crude Active Futures Contract – Brent is the reference for about two-thirds of the oil traded around the world.

[12]	Shanghai Composite Index is a stock market index of all stocks (A shares and B shares) that are traded at the Shanghai Stock Exchange.
22

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

	Class A-LSNAX	Class A-LSNAX
	After Maximum	Before Sales
Total Return	Sales Charge[1]	Charge	MVLSNATR
Six Months	(5.89)%	(0.11)%	0.63%
One Year	(4.50)%	1.33%	2.48%
Life* (annualized)	(0.88)%	2.98%	4.11%
Life* (cumulative)	(1.36)%	4.64%	6.44%
*since 12/12/13

	Class I-LSNIX	Class I-LSNIX
	After Maximum	Before Sales
Total Return	Sales Charge[2]	Charge	MVLSNATR
Six Months	n/a	0.11%	0.63%
One Year	n/a	1.78%	2.48%
Life* (annualized)	n/a	3.34%	4.11%
Life* (cumulative)	n/a	5.21%	6.44%
*since 12/12/13

	Class Y-LSNYX	Class Y-LSNYX
	After Maximum	Before Sales
Total Return	Sales Charge[3]	Charge	MVLSNATR
Six Months	n/a	0.00%	0.63%
One Year	n/a	1.67%	2.48%
Life* (annualized)	n/a	3.27%	4.11%
Life* (cumulative)	n/a	5.10%	6.44%
*since 12/12/13

Inception date for the Long/Short Equity Index Fund was 12/12/13 (Class A, Class I, Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 8.42% / Net Expense Ratio 1.13%

[2]	I shares: no sales or redemption charges
Gross Expense Ratio 3.42% / Net Expense Ratio 0.86%

[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 10.70% / Net Expense Ratio 0.86%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

23

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) lost 4.20% (Class A shares, excluding sales charge) over the six-month period ending June 30, 2015, while the Fund’s benchmark—a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM)—lost 1.63% over the same period. To compare, the EMBI hard currency index returned 1.67%, while the GBI-EM local currency index was down 4.88% over the six-month period.

It is important to note that we changed the Fund’s primary prospectus benchmark, effective May 1, 2015, from the GBI-EM (representing local currency3) to the blended benchmark of 50% EMBI (representing hard currency4) and 50% GBI-EM (representing local currency) to reflect the unconstrained long-only nature of the Fund.

As an unconstrained long-only fund, we seek to find the best investment opportunities across the emerging markets debt universe, including sovereigns and corporates in hard and local currencies. We believe that this flexibility gives us a greater ability to manage risks in the emerging markets space, especially interest rates, currency, and country risks, and allows for a greater ability to find opportunities with higher yields.

Fund Review

Overall, the Fund’s performance compared to the 50/50 blended benchmark was aided by the avoidance of local currency exposure in the first quarter of 2015, and by exposures to Argentina and Vietnam (both in hard currency).

Energy sector corporate bonds in Brazil (where politics also pressured bonds), Colombia (where a stalled takeover bid also pressured bonds), and Indonesia (where the pressure was only generic energy sector pressure) detracted from Fund performance. Venezuela was also a significant detractor to Fund performance, due almost exclusively to energy-related sovereigns coming under pressure. Lack of exposure to Russian sovereign bonds (hard and local currencies), which rallied following the stabilization in both oil prices and the political environment, also contributed to the Fund’s underperformance for the six-month period.

Several of the broad themes represented in the Fund, and which have been in place for more than a year, began to reverse in the opening month of the second quarter of 2015. After being agnostic for several years, we became negative on duration in the first week of April after careful analysis of multiple—fundamental and technical—factors. As a result, we lowered the Fund’s duration from 9.9 years on March 30, 2015, to 3.2 years at the end of the second quarter of 2015. Factors included: long-awaited rising inflation expectations following aggressive monetary expansion, rising labor costs, and a market that in our view had begun to be very comfortable with duration. Our view on local currency denominated bonds changed to cautiously positive after almost two years of no, or minimal, Fund exposure. Modest growth surprises in some emerging markets countries, higher real rates and a duration selloff in April led to an increase in local currency exposure to approximately 60% of the Fund’s assets under management by June 30, 2015.

Concerns over illiquidity in the corporate bond market grew stronger during the second quarter of the year, leading to a further decrease in the Fund’s exposure to corporates. We continue to like idiosyncratic exposure to countries such as Vietnam and Argentina, although we did lower our exposure to Argentina during the second quarter because of fears that the leading candidates in the presidential race are leaning towards policies that can be described as “more of the same”.

During the first six months of this year, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged the Euro risk encumbered in other currency positions for the whole first quarter of the year and beginning of the second quarter. The Euro hedge offset the depreciation of the Euro against the U.S. dollar during that period. The Fund also had a cross-hedge in Peruvian New Sol to hedge the currency risk from local currency positions in Colombia, Chile, and Brazil. The Peruvian New Sol cross-hedge provided a very small gain that helped mitigate losses from local currency positions in Colombia, Chile and Brazil. For about a month, in the second quarter, the Fund had non-deliverable forwards to express a long position in the Chilean Peso and Peruvian New Sol. The long positions in Chilean Peso and Peruvian New Sol resulted in small losses for the Fund.

Outlook

Divergence between emerging markets economies is increasing at a fast pace. Countries are at different stages of development with varying willingness and ability to reform. Each country has its own specific set of economic opportunities and issues, such as negative or positive sensitivities to commodity prices, rampant inflation, too much debt, or fiscal and political problems. We believe idiosyncrasy in emerging markets is higher than it has been historically. Therefore, we believe in using an unconstrained approach that allows for the flexibility to find investment opportunities across the emerging markets debt universe, in sovereign or corporate debt, and across local or hard currencies.

24

Our current portfolio positioning and outlook is as follows:

First, we are negative on duration on the basis of our conviction that the underlying reflation pressures in the global economy are getting stronger. The labor market conditions in the U.S. and key Eurozone economies are tightening and wage growth is picking up. A combination of tighter labor markets, improvements in consumer sentiment, and monetary easing is already feeding into higher market-based inflation expectations in key developed markets. Meanwhile, global commodity prices might have found a floor or are close to it and will be pushing inflation higher against a low base in the second half of the year. Finally, seasonally-adjusted activity/growth indicators in the U.S. and the Eurozone remain robust, with Europe set to benefit further from the prior loosening in monetary conditions. Against this background, the gap between the Federal Reserve (Fed) policy rate paths implied by the market and by the Fed “dots” remains wide. If growth is real, market expectations will need to adjust upwards.

Second, we are more comfortable with local currency and have increased our exposure to selected countries which pay higher real interest rates in addition to having other advantages. Our rationale is that: a) emerging markets currencies had already sold off (due to concerns about deteriorating emerging markets growth and outlook, and falling commodity prices) before yields started to rise a few weeks ago; b) commodity prices might have bottomed; and c) we see more positive growth surprises in parts of the emerging markets (Central Europe, parts of Asia) and this trend should become more pronounced if growth improvements in developed markets are sustained. These factors should limit the downside for emerging markets currencies going forward, even if interest rates in the U.S. and Germany continue to increase. We would like to emphasize the selective nature of our local currency debt exposure that stems from our “unconstrained” mandate. We are currently focusing on several idiosyncratic stories in our portfolio where real rates are high (Mexico, Brazil, Zambia, Hungary, and South Africa) and where we believe the macro/policy flow has the potential to move in the right direction.

Third, we are concerned about corporate bonds and are limiting the Fund’s exposure to them. The rationale here is that: a) illiquidity risks are high; b) there are potential exchange rate mismatches; and c) issuance of emerging markets bonds and loans is at a record high. In terms of the investment process, this rationale generates poor scores on the “vulnerability” and “correlation” tests on many emerging markets corporates (though not all). This potential for illiquidity to manifest itself has always been there. However, we believe that a rising interest rate environment—arguably the first in 20 years—will risk outflows from bond funds that have not had to sell corporates during this big increase in corporate debt issuance. If that happens, we see significant downside to prices.

Fourth, we remain concerned about Russia. Even though Russia’s policy response to macro challenges associated with sanctions was very orthodox (usually a positive sign), the headline risks remains too high: a) the economic situation in Ukraine is deteriorating; b) debt restructuring gets nearer; and c) economic sanctions against Russia have been extended at least until the end of the year. For now, the investment process characterizes Russia as failing on all three tests—“vulnerability”, “correlation”, and “politics”. The downside is magnitudes larger than the upside, in our opinion.

A final element of the portfolio is idiosyncrasy in Argentina, Venezuela, and Vietnam. The basic rationale for Argentina and Vietnam is that both countries are re-rating. In Argentina’s case, it is the result of what the team believes will be an entry into global financial markets following this year’s presidential elections. Argentina is arguably a solvent country which should be able to regain market access once the “holdouts” issue is resolved. Vietnam is on its way to investment grade (based on a range of credit metrics), and bond prices do not fully reflect that. In Venezuela, selected bonds now look attractive on a carry basis as long as oil prices move sideways or upwards (especially as the announcement of the National Assembly election date eased local political tensions and international concerns for now). Even though our macroeconomic outlook for the country remains negative, market expectations of a near 100% chance of default (under our recovery value assumptions) look excessive.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

25

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

July 17, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.
[2]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.
[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.
[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.
26

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

	Class A-EMBAX	Class A-EMBAX
	After Maximum	Before Sales	50% GBI-EM
Total Return	Sales Charge	Charge	50% EMBI	GBI-EM
Six Months	(9.71)%	(4.20)%	(1.63)%	(4.88)%
One Year	(16.25)%	(11.18)%	(7.72)%	(15.39)%
Life* (annualized)	(0.95)%	1.04%	n/a	(3.68)%
Life* (cumulative)	(2.80)%	3.11%	n/a	(10.55)%
*since 7/9/12

	Class C-EMBCX	Class C-EMBCX
	After Maximum	Before Sales	50% GBI-EM
Total Return	Sales Charge	Charge	50% EMBI	GBI-EM
Six Months	(5.47)%	(4.53)%	(1.63)%	(4.88)%
One Year	(12.54)%	(11.70)%	(7.72)%	(15.39)%
Life* (annualized)	0.34%	0.34%	n/a	(3.68)%
Life* (cumulative)	1.03%	1.03%	n/a	(10.55)%
*since 7/9/12

	Class I-EMBUX	Class I-EMBUX
	After Maximum	Before Sales	50% GBI-EM
Total Return	Sales Charge	Charge	50% EMBI	GBI-EM
Six Months	n/a	(3.93)%	(1.63)%	(4.88)%
One Year	n/a	(10.68)%	(7.72)%	(15.39)%
Life* (annualized)	n/a	1.37%	n/a	(3.68)%
Life* (cumulative)	n/a	4.12%	n/a	(10.55)%
*since 7/9/12

	Class Y-EMBYX	Class Y-EMBYX
	After Maximum	Before Sales	50% GBI-EM
Total Return	Sales Charge	Charge	50% EMBI	GBI-EM
Six Months	n/a	(4.05)%	(1.63)%	(4.88)%
One Year	n/a	(10.80)%	(7.72)%	(15.39)%
Life* (annualized)	n/a	1.29%	n/a	(3.68)%
Life* (cumulative)	n/a	3.88%	n/a	(10.55)%
*since 7/9/12

Effective May 1, 2015, Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) [representing local currency] to the blended benchmark of 50% J.P Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) [representing hard currency] and 50% GBI-EM [representing local currency] to reflect the unconstrained long-only nature of the Fund.

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12 (Class A, Class C, Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.40% / Net Expense Ratio 1.25%		Gross Expense Ratio 0.92% / Net Expense Ratio 0.92%

[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.58% / Net Expense Ratio 1.95%		Gross Expense Ratio 0.96% / Net Expense Ratio 0.96%
27

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

June 30, 2015 (unaudited) (continued)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark (“the Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM). The GBI-EM tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries. EMBI tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

28

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses Paid
		Beginning	Ending	Annualized	During the Period*
		Account Value	Account Value	Expense Ratio	January 1, 2015 -
		January 1, 2015	June 30, 2015	During Period	June 30, 2015

CM Commodity Index Fund
Class A	Actual	$1,000.00	$967.20	0.95%	$ 4.63
	Hypothetical**	$1,000.00	$1,020.08	0.95%	$ 4.76
Class I	Actual	$1,000.00	$970.80	0.65%	$ 3.18
	Hypothetical**	$1,000.00	$1,021.57	0.65%	$ 3.26
Class Y	Actual	$1,000.00	$969.10	0.70%	$ 3.42
	Hypothetical**	$1,000.00	$1,021.32	0.70%	$ 3.51

Emerging Markets Fund
Class A	Actual	$1,000.00	$1,042.80	1.44%	$ 7.29
	Hypothetical**	$1,000.00	$1,017.65	1.44%	$ 7.20
Class C	Actual	$1,000.00	$1,038.20	2.32%	$11.72
	Hypothetical**	$1,000.00	$1,013.29	2.32%	$11.58
Class I	Actual	$1,000.00	$1,045.80	1.00%	$ 5.07
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$ 5.01
Class Y	Actual	$1,000.00	$1,045.40	1.10%	$ 5.58
	Hypothetical**	$1,000.00	$1,019.34	1.10%	$ 5.51

Global Hard Assets Fund
Class A	Actual	$1,000.00	$982.30	1.38%	$ 6.78
	Hypothetical**	$1,000.00	$1,017.95	1.38%	$ 6.90
Class C	Actual	$1,000.00	$978.40	2.20%	$10.79
	Hypothetical**	$1,000.00	$1,013.88	2.20%	$10.99
Class I	Actual	$1,000.00	$984.40	1.00%	$ 4.92
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$ 5.01
Class Y	Actual	$1,000.00	$983.70	1.13%	$ 5.56
	Hypothetical**	$1,000.00	$1,019.19	1.13%	$ 5.66
29

EXPLANATION OF EXPENSES

(unaudited) (continued)

					Expenses Paid
		Beginning	Ending	Annualized	During the Period*
		Account Value	Account Value	Expense Ratio	January 1, 2015 -
		January 1, 2015	June 30, 2015	During Period	June 30, 2015

International Investors Gold Fund
Class A	Actual	$1,000.00	$953.70	1.45%	$ 7.02
	Hypothetical**	$1,000.00	$1,017.60	1.45%	$ 7.25
Class C	Actual	$1,000.00	$950.30	2.20%	$10.64
	Hypothetical**	$1,000.00	$1,013.88	2.20%	$10.99
Class I	Actual	$1,000.00	$955.80	1.00%	$ 4.85
	Hypothetical**	$1,000.00	$1,019.84	1.00%	$ 5.01
Class Y	Actual	$1,000.00	$956.70	1.10%	$ 5.34
	Hypothetical**	$1,000.00	$1,019.34	1.10%	$ 5.51

Long/Short Equity Index Fund
Class A	Actual	$1,000.00	$998.90	1.13%	$ 5.60
	Hypothetical**	$1,000.00	$1,019.19	1.13%	$ 5.66
Class I	Actual	$1,000.00	$1,001.10	0.86%	$ 4.27
	Hypothetical**	$1,000.00	$1,020.53	0.86%	$ 4.31
Class Y	Actual	$1,000.00	$1,000.00	0.86%	$ 4.26
	Hypothetical**	$1,000.00	$1,020.53	0.86%	$ 4.31

Unconstrained Emerging Markets Bond Fund
Class A	Actual	$1,000.00	$958.00	1.25%	$ 6.07
	Hypothetical**	$1,000.00	$1,018.60	1.25%	$ 6.26
Class C	Actual	$1,000.00	$954.70	1.95%	$ 9.45
	Hypothetical**	$1,000.00	$1,015.12	1.95%	$ 9.74
Class I	Actual	$1,000.00	$960.70	0.92%	$ 4.47
	Hypothetical**	$1,000.00	$1,020.23	0.92%	$ 4.61
Class Y	Actual	$1,000.00	$959.50	0.96%	$ 4.66
	Hypothetical**	$1,000.00	$1,020.03	0.96%	$ 4.81

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
30

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 99.0%

United States Treasury Obligations: 91.7%
	United States Treasury Bills
$50,000,000	0.01%, 10/15/15 (a)	$49,997,800
30,000,000	0.01%, 11/05/15	29,998,410
35,000,000	0.01%, 10/22/15 (a)	34,998,635
30,000,000	0.02%, 09/10/15	30,001,170
15,000,000	0.02%, 09/03/15	15,000,135
16,000,000	0.02%, 09/24/15 (a)	16,000,000
30,000,000	0.03%, 07/02/15 (a)	29,999,980
25,000,000	0.03%, 07/23/15 (a)	24,999,511
		230,995,641

Number of Shares
Money Market Fund: 7.3%
18,534,654	AIM Treasury Portfolio - Institutional Class	18,534,654
Total Short-term Investments (Cost: $249,528,653)		249,530,295
Other assets less liabilities: 1.0%		2,483,371
NET ASSETS: 100.0%		$252,013,666

Total Return Swap Contracts – As of June 30, 2015, the Fund had an outstanding swap contract with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate paid by the Fund	Termination Date	% of Net Assets	Unrealized Appreciation
UBS AG	UBS Bloomberg Constant Maturity Commodity Index Total Return	$248,011,000	0.43%	07/01/15	0.8%	$2,056,052

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated, including cash on deposit with broker, is $45,458,650.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Government	92.6%	$230,995,641
Money Market Fund	7.4	18,534,654
	100.0%	$249,530,295

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Short-Term Investments:
United States Treasury Obligations	$—	$230,995,641	$—	$230,995,641
Money Market Fund	18,534,654	—	—	18,534,654
Total	$18,534,654	$230,995,641	$—	$249,530,295
Other Financial Instruments:
Swap Contract	$—	$2,056,052	$—	$2,056,052

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

31

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 84.5%

Brazil: 7.2%
1,429,000	BB Seguridade Participacoes SA	$15,672,992
759,000	Estacio Participacoes SA	4,394,198
188,300	FPC Par Corretora de Seguros SA *	821,250
63,400	Guararapes Confeccoes SA	1,284,680
497,000	Localiza Rent a Car SA	4,905,899
86,000	Ouro Fino Saude Animal Participacoes SA	885,144
310,000	Smiles SA	5,253,578
642,000	Valid Solucoes SA	9,890,901
		43,108,642
China / Hong Kong: 26.8%
29,910	Baidu, Inc. (ADR) *	5,954,483
5,153,392	Beijing Capital International Airport Co. Ltd. #	5,933,703
5,006,000	Beijing Urban Construction Design & Development Group Co. Ltd. # Reg S 144A	4,287,728
3,317,000	Boer Power Holdings Ltd. #	7,034,540
2,582,600	Brilliance China Automotive Holdings Ltd. #	4,024,972
6,196,900	CAR, Inc. * #	13,137,835
8,365,994	China Animal Healthcare Ltd. # §	5,612,190
8,308,000	China Medical System Holdings Ltd. #	11,545,472
2,418,000	China Singyes Solar Technologies Holdings Ltd. #	3,099,276
1,748,000	China Vanke Co. Ltd. #	4,291,764
21,907,000	Chongqing Rural Commercial Bank Co. Ltd. #	17,635,616
20,990,000	EVA Precision Industrial Holdings Ltd. #	6,170,311
743,000	Great Wall Motor Co. Ltd. #	3,576,674
243,000	Hollysys Automation Technologies Ltd. (USD)	5,839,290
549,000	JD.com, Inc. (USD) *	18,720,900
2,980,000	PICC Property & Casualty Co. Ltd. #	6,775,981
840,000	Ping An Insurance Group Co. of China Ltd. #	11,303,756
1,501,000	Techtronic Industries Co. #	4,927,027
506,500	Tencent Holdings Ltd. #	10,134,782
6,739,000	Wasion Group Holdings Ltd. #	10,352,011
		160,358,311
Hungary: 1.1%
439,000	Richter Gedeon Nyrt #	6,594,520
India: 11.2%
1,400,000	Axis Bank Ltd. #	12,251,885
235,000	Cadila Healthcare Ltd.	6,646,278
289,700	Glenmark Pharmaceuticals Ltd.	4,541,120
232,600	HCL Technologies Ltd.	3,360,792
915,700	LIC Housing Finance Ltd. #	6,477,933
815,000	Mundra Port & Special Economic Zone Ltd. #	3,932,858
441,500	Phoenix Mills Ltd. #	2,624,291
472,990	Strides Arcolab Ltd. #	8,240,464
994,400	Tech Mahindra Ltd. #	7,411,163
502,160	VA Tech Wabag Ltd. #	5,801,632
435,000	Yes Bank Ltd. #	5,764,345
		67,052,761
Number of Shares		Value

Indonesia: 2.7%
14,803,000	Link Net Tbk PT *	$5,634,744
8,642,200	Matahari Department Store Tbk PT #	10,711,120
		16,345,864
Jordan: 0.9%
181,000	Hikma Pharmaceuticals Plc (GBP) #	5,497,995
Kazakhstan: 0.9%
633,000	Halyk Savings Bank of Kazakhstan JSC (USD) Reg S	5,380,500
Mexico: 0.5%
1,683,000	Qualitas Controladora SAB de CV *	2,785,101
Nigeria: 1.0%
43,300,000	Guaranty Trust Bank Plc #	5,873,553
Panama: 0.7%
48,100	Copa Holdings SA (Class A) (USD)	3,972,579
Peru: 1.7%
73,200	Credicorp Ltd. (USD)	10,168,944
Philippines: 1.8%
6,396,000	Robinsons Retail Holdings, Inc.	10,560,705
Russia: 2.1%
40,440	Magnit PJSC #	8,273,048
152,000	QIWI Plc (USD)	4,263,600
		12,536,648
South Africa: 5.0%
2,022,000	Life Healthcare Group Holdings Ltd. #	6,232,055
114,130	Naspers Ltd. #	17,747,709
392,000	Spar Group Ltd. #	6,110,878
		30,090,642
Spain: 0.9%
352,000	CIE Automotive SA #	5,707,633
Switzerland: 1.5%
163,400	Luxoft Holding, Inc. (USD) *	9,240,270
Taiwan: 11.8%
1,380,000	Adlink Technology, Inc. #	4,652,607
11,653,000	Advanced Semiconductor Engineering, Inc. #	15,788,714
29,200	Aerospace Industrial Development Corp. * #	40,340
1,023,000	Catcher Technology Co. Ltd. #	12,789,545
1,307,000	CHC Healthcare Group #	2,224,875
158,000	Largan Precision Co. Ltd. #	18,035,815
149,000	Poya Co. Ltd. #	1,584,671
581,860	Sinmag Equipment Corp. #	3,222,470
2,784,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	12,663,350
		71,002,387
Thailand: 0.9%
336,000	Kasikornbank PCL #	1,874,253
683,000	Kasikornbank PCL (NVDR) #	3,810,454
		5,684,707
Turkey: 1.2%
10,975,332	Turkiye Sinai Kalkinma Bankasi AS #	6,949,243
United Arab Emirates: 0.9%
353,000	Al Noor Hospitals Group Plc (GBP) #	5,239,388

See Notes to Financial Statements

32

Number of Shares		Value

United Kingdom: 2.4%
138,983	Bank of Georgia Holdings Plc #	$4,256,576
812,346	Hirco Plc * # §	—
790,000	International Personal Finance Plc #	5,679,070
5,326,165	Raven Russia Ltd. *	4,456,352
		14,391,998
United States: 1.3%
171,000	First Cash Financial Services, Inc. *	7,795,890
Total Common Stocks (Cost: $474,080,743)		506,338,281
PREFERRED STOCKS: 5.6%
Brazil: 2.4%
1,336,000	Itau Unibanco Holding SA	14,704,551
Colombia: 1.0%
585,000	Banco Davivienda SA	6,004,456
South Korea: 2.2%
14,857	Samsung Electronics Co. Ltd. #	13,203,714
Total Preferred Stocks (Cost: $37,744,886)		33,912,721
Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 1.3% (Cost: $8,234,025)
Mexico: 1.3%
3,984,000	TF Administradora Industrial, S de RL de CV	$7,794,369
WARRANTS: 2.2%
Luxembourg: 2.2%
814,666	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (a)	5,660,780
836,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	7,400,598
Total Warrants (Cost: $13,137,452)		13,061,378
MONEY MARKET FUND: 5.2% (Cost: $31,067,854)
31,067,854	AIM Treasury Portfolio - Institutional Class	31,067,854
Total Investments: 98.8% (Cost: $564,264,960)		592,174,603
Other assets less liabilities: 1.2%		7,181,772
NET ASSETS: 100.0%		$599,356,375

ADR	—	American Depositary Receipt
GBP	—	British Pound
NVDR	—	Non-Voting Depositary Receipt
USD	—	United States Dollar

(a)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $380,173,183 which represents 63.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $5,612,190 which represents 0.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,287,728, or 0.7% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	13.2%	$77,933,162
Consumer Staples	4.2	24,944,631
Financials	31.1	184,214,503
Health Care	10.7	63,259,501
Industrials	11.1	65,628,440
Information Technology	22.6	133,690,136
Telecommunication Services	0.9	5,634,744
Utilities	1.0	5,801,632
Money Market Fund	5.2	31,067,854
	100.0%	$592,174,603

See Notes to Financial Statements

33

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$43,108,642	$—	$—	$43,108,642
China / Hong Kong	30,514,673	129,843,638	—	160,358,311
Hungary	—	6,594,520	—	6,594,520
India	14,548,190	52,504,571	—	67,052,761
Indonesia	5,634,744	10,711,120	—	16,345,864
Jordan	—	5,497,995	—	5,497,995
Kazakhstan	5,380,500	—	—	5,380,500
Mexico	2,785,101	—	—	2,785,101
Nigeria	—	5,873,553	—	5,873,553
Panama	3,972,579	—	—	3,972,579
Peru	10,168,944	—	—	10,168,944
Philippines	10,560,705	—	—	10,560,705
Russia	4,263,600	8,273,048	—	12,536,648
South Africa	—	30,090,642	—	30,090,642
Spain	—	5,707,633	—	5,707,633
Switzerland	9,240,270	—	—	9,240,270
Taiwan	—	71,002,387	—	71,002,387
Thailand	—	5,684,707	—	5,684,707
Turkey	—	6,949,243	—	6,949,243
United Arab Emirates	—	5,239,388	—	5,239,388
United Kingdom	4,456,352	9,935,646	0	14,391,998
United States	7,795,890	—	—	7,795,890
Preferred Stocks
Brazil	14,704,551	—	—	14,704,551
Colombia	6,004,456	—	—	6,004,456
South Korea	—	13,203,714	—	13,203,714
Real Estate Investment Trusts*	7,794,369	—	—	7,794,369
Warrants*	—	13,061,378	—	13,061,378
Money Market Fund	31,067,854	—	—	31,067,854
Total	$212,001,420	$380,173,183	$0	$592,174,603

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $5,600,283 and transfers from Level 2 to Level 1 were $18,782,081. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks
United Kingdom
Balance as of December 31, 2014	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2015	$0

See Notes to Financial Statements

34

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 96.5%

Bermuda: 3.1%
937,000	Golar LNG Ltd. (USD)	$43,851,600
3,997,400	Nabors Industries Ltd. (USD)	57,682,482
2,000	SeaDrill Ltd. (USD)	20,680
		101,554,762
Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 12.5%
231,906	Agnico-Eagle Mines Ltd.	6,583,977
682,600	Agnico-Eagle Mines Ltd. (USD)	19,365,362
587,800	Agrium, Inc. (USD)	62,277,410
2,400,400	Barrick Gold Corp. (USD)	25,588,264
6,809,300	Eldorado Gold Corp. (USD)	28,190,502
10,739,600	First Quantum Minerals Ltd.	140,414,466
5,153,500	Goldcorp, Inc. (USD)	83,486,700
6,936,700	New Gold, Inc. (USD) *	18,659,723
308,630	Osisko Gold Royalties Ltd.	3,884,438
5,393,987	Yamana Gold, Inc. (USD)	16,181,961
		404,632,803
Israel: 0.2%
186,100	SolarEdge Technologies, Inc. (USD) *	6,764,735
Kuwait: 0.1%
3,592,247	Kuwait Energy Plc * # § ø	4,432,991
Monaco: 0.5%
1,518,600	Scorpio Tankers, Inc. (USD)	15,322,674
Norway: 0.3%
860,100	SeaDrill Ltd. #	8,932,618
South Africa: 0.5%
4,151,300	Petra Diamonds Ltd. (GBP) * # § ø	9,718,006
2,779,800	Petra Diamonds Ltd. (GBP) * #	6,507,386
		16,225,392
Switzerland: 4.7%
38,121,825	Glencore Xstrata Plc (GBP) * #	152,876,164
United Kingdom: 2.5%
1,244,300	Genel Energy Plc * #	9,917,611
7,510,820	Ophir Energy Plc * #	13,375,053
832,826	Randgold Resources Ltd. (ADR)	55,757,701
		79,050,365
United States: 72.1%
764,200	Advanced Drainage Systems, Inc.	22,413,986
1,479,400	Anadarko Petroleum Corp.	115,481,964
891,600	Antero Resources Corp. *	30,617,544
568,300	Baker Hughes, Inc.	35,064,110
1,463,700	Bonanza Creek Energy, Inc. *	26,712,525
Number of Shares		Value

United States: (continued)
333,100	Cameron International Corp. *	$17,444,447
769,700	CF Industries Holdings, Inc.	49,476,316
1,199,100	Cimarex Energy Co.	132,272,721
2,400,400	Commercial Metals Co.	38,598,432
1,146,450	Concho Resources, Inc. *	130,534,797
3,801,500	Consol Energy, Inc.	82,644,610
440,900	Cummins, Inc.	57,841,671
1,230,100	Diamondback Energy, Inc. *	92,724,938
431,100	Dril-Quip, Inc. *	32,440,275
1,342,200	EOG Resources, Inc.	117,509,610
2,606,100	Freeport-McMoRan Copper & Gold, Inc.	48,525,582
1,482,900	Gulfport Energy Corp. *	59,686,725
2,547,400	Halliburton Co.	109,716,518
274,300	Helmerich & Payne, Inc.	19,316,206
1,597,000	Kinder Morgan, Inc.	61,308,830
2,802,100	Laredo Petroleum, Inc. *	35,250,418
3,634,900	Louisiana-Pacific Corp. *	61,902,347
701,500	Marathon Petroleum Corp.	36,695,465
1,058,075	Newfield Exploration Co. *	38,217,669
2,135,300	Parsley Energy, Inc. *	37,196,926
440,900	Phillips 66	35,518,904
823,000	Pioneer Natural Resources Co.	114,141,870
636,900	Royal Gold, Inc.	39,226,671
1,531,400	Schlumberger Ltd.	131,991,366
921,000	SemGroup Corp.	73,201,080
1,626,400	SM Energy Co.	75,009,568
1,748,200	Steel Dynamics, Inc.	36,213,963
3,340,900	SunEdison, Inc. *	99,926,319
2,302,400	Superior Energy Services, Inc.	48,442,496
324,600	Union Pacific Corp.	30,957,102
1,410,800	United States Steel Corp.	29,090,696
1,322,700	Valero Energy Corp.	82,801,020
252,500	Westmoreland Coal Co. *	5,246,950
1,156,100	Whiting Petroleum Corp. *	38,844,960
		2,330,207,597
Total Common Stocks (Cost: $3,070,595,448)		3,120,000,101
MONEY MARKET FUND: 1.2% (Cost: $38,935,147)
38,935,147	AIM Treasury Portfolio - Institutional Class	38,935,147
Total Investments: 97.7% (Cost: $3,109,530,595)		3,158,935,248
Other assets less liabilities: 2.3%		74,835,321
NET ASSETS: 100.0%		$3,233,770,569

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $205,759,829 which represents 6.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $14,150,997 which represents 0.4% of net assets.
Ø	Restricted Security - the aggregate value of restricted securities is $14,150,997, or 0.4% of net assets.

See Notes to Financial Statements

35

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited) (continued)

Restricted securities held by the Fund as of June 30, 2015 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	12/19/2011	3,592,247	$10,862,672	$4,432,991	0.1%
Petra Diamonds Ltd.	5/19/2015	4,151,300	10,634,940	9,718,006	0.3
			$21,497,612	$14,150,997	0.4%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	62.4%	$1,969,570,221
Industrials	3.5	111,212,759
Information Technology	3.4	106,691,054
Materials	29.5	932,526,067
Money Market Fund	1.2	38,935,147
	100.0%	$3,158,935,248

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$101,554,762	$—	$—	$101,554,762
Brazil	—	—	0	0
Canada	404,632,803	—	—	404,632,803
Israel	6,764,735	—	—	6,764,735
Kuwait	—	—	4,432,991	4,432,991
Monaco	15,322,674	—	—	15,322,674
Norway	—	8,932,618	—	8,932,618
South Africa	—	16,225,392	—	16,225,392
Switzerland	—	152,876,164	—	152,876,164
United Kingdom	55,757,701	23,292,664	—	79,050,365
United States	2,330,207,597	—	—	2,330,207,597
Money Market Fund	38,935,147	—	—	38,935,147
Total	$2,953,175,419	$201,326,838	$4,432,991	$3,158,935,248

There were no transfers between levels during the period ended June 30, 2015.

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2014	$0	$5,855,953
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	(1,422,962)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2015	$0	$4,432,991

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2015:

	Value as of June 30, 2015	Valuation Technique	Unobservable Input Description (1)	Unobservable Input	Impact to Valuation from an Increase in Input (2)
Common Stocks Kuwait	$4,432,991	Market comparable	Production Multiple	43.4x	Increase
		companies	Reserve Multiple	6.2x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

36

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.8%

Australia: 6.9%
12,654,587	Evolution Mining Ltd. #	$11,298,006
25,233,420	Gold Road Resources Ltd. * #	8,317,462
12,095,118	Gryphon Minerals Ltd. * #	590,706
1,486,725	Newcrest Mining Ltd. * #	14,970,041
		35,176,215
Canada: 67.8%
460,300	Agnico-Eagle Mines Ltd.	13,068,245
665,000	Agnico-Eagle Mines Ltd. (USD)	18,866,050
883,544	Alamos Gold, Inc. (USD) ø	5,000,859
985,000	Alamos Gold, Inc. (USD)	5,575,100
2,516,875	Argonaut Gold, Inc. *	3,385,388
2,160,000	Argonaut Gold, Inc. * ø	2,905,364
3,499,000	Asanko Gold, Inc. *	6,163,171
149,000	Asanko Gold, Inc. (USD) *	254,790
4,147,753	AuRico Gold, Inc. (USD)	11,779,619
9,939,701	B2Gold Corp. *	15,200,023
8,868,000	B2Gold Corp. (USD) *	13,568,040
782,000	Bear Creek Mining Corp. *	582,274
948,000	Bear Creek Mining Corp. (USD) * ø	733,752
667,000	Bear Creek Mining Corp. (USD) *	516,258
6,365,000	Belo Sun Mining Corp. *	1,248,539
4,178,900	Continental Gold, Inc. *	10,070,848
726,000	Corvus Gold, Inc. *	389,448
1,825,000	Corvus Gold, Inc. (USD) *	965,243
129,000	Eastmain Resources, Inc. *	43,379
1,191,000	Eastmain Resources, Inc. (USD) *	385,884
1,839,000	Eastmain Resources, Inc. (USD) ø	595,836
2,634,461	Eldorado Gold Corp.	10,925,947
3,495,000	Eldorado Gold Corp. (USD)	14,469,300
643,000	Fortuna Silver Mines, Inc. *	2,342,394
34,000	Fortuna Silver Mines, Inc. (USD) *	124,440
489,000	Franco-Nevada Corp. (USD)	23,300,850
128,000	Gold Canyon Resources, Inc. *	14,347
3,000,000	Gold Canyon Resources, Inc. (USD) *	347,700
186,386	Goldcorp, Inc.	3,024,855
1,157,897	Goldcorp, Inc. (USD)	18,757,931
2,197,000	Guyana Goldfields, Inc. *	6,965,669
1,055,000	Guyana Goldfields, Inc. (USD) *	3,333,800
6,852,000	Integra Gold Corp. * # § 144A ø	1,667,741
10,500,500	Integra Gold Corp. *	2,690,280
3,468,000	Klondex Mines Ltd. *	9,440,512
681,000	Lundin Gold, Inc. *	2,145,504
390,000	MAG Silver Corp. (USD) *	3,053,700
1,313,852	New Gold, Inc. *	3,523,943
3,068,630	New Gold, Inc. (USD) *	8,254,615
1,026,170	New Gold, Inc. (USD) * ø	2,760,397
2,473,000	Newcastle Gold Ltd. *	712,794
1,273,000	NovaGold Resources, Inc. (USD) *	4,353,660
9,816,375	Orezone Gold Corp. ‡ *	2,790,083
874,615	Osisko Gold Royalties Ltd.	11,007,965
2,559,600	Premier Gold Mines Ltd. *	4,959,353
Number of Shares		Value

Canada: (continued)
633,000	Pretium Resources, Inc. *	$3,426,005
998,000	Pretium Resources, Inc. (USD) *	5,409,160
1,686,000	Primero Mining Corp. (USD) *	6,558,540
12,777,000	Romarco Minerals, Inc. *	4,347,658
7,501,300	Roxgold, Inc. * 144A	4,624,500
3,268,000	Rubicon Minerals Corp. *	3,401,441
163,000	Rubicon Minerals Corp. (USD) *	171,150
5,773,600	Sabina Gold & Silver Corp. *	2,033,934
5,550,000	Semafo, Inc. *	14,930,344
18,611	Silver Wheaton Corp.	322,601
1,294,375	Silver Wheaton Corp. (USD)	22,444,462
480,000	Sulliden Mining Capital, Inc. *	92,234
5,910,171	Timmins Gold Corp. *	3,312,346
1,011,000	TMAC Resources, Inc. * §	4,856,685
10,185,000	Torex Gold Resources, Inc. *	9,214,612
1,945,430	Yamana Gold, Inc.	5,856,539
1,721,578	Yamana Gold, Inc. (USD)	5,164,734
		348,432,835
Mexico: 2.1%
970,000	Fresnillo Plc (GBP) #	10,577,657
United Kingdom: 6.8%
585,000	African Barrick Gold Ltd. #	2,773,778
11,150,600	Amara Mining Plc * #	2,406,056
6,213,500	Lydian International Ltd. (CAD) *	2,586,886
409,000	Randgold Resources Ltd. (ADR)	27,382,550
		35,149,270
United States: 11.2%
301,000	Newmont Mining Corp.	7,031,360
453,100	Royal Gold, Inc.	27,906,429
1,407,000	Tahoe Resources, Inc. (CAD) ø	17,055,228
452,515	Tahoe Resources, Inc. (CAD)	5,485,250
		57,478,267
Total Common Stocks (Cost: $565,935,735)		486,814,244

Fine Troy Ounces
COMMODITY: 3.3% (Cost: $18,213,923)
14,447	Gold Bullion *	16,938,262

Number of Shares
MONEY MARKET FUND: 1.7% (Cost: $8,592,634)
8,592,634	AIM Treasury Portfolio - Institutional Class	8,592,634
Total Investments: 99.8% (Cost: $592,742,292)		512,345,140
Other assets less liabilities: 0.2%		1,229,049
NET ASSETS: 100.0%		$513,574,189

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar

See Notes to Financial Statements

37

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited) (continued)

‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $52,601,447 which represents 10.2% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $6,524,426 which represents 1.3% of net assets.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $6,292,241, or 1.2% of net assets.
Ø	Restricted Security - the aggregate value of restricted securities is $30,719,177, or 6.0% of net assets.

As of June 30, 2015, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange For	Settlement Date	Unrealized Depreciation
State Street Bank And Trust Company	USD 4,926,500	CAD 6,066,000	7/7/2015	$(70,148)

CAD	Canadian Dollar
USD	United States Dollar

Restricted securities held by the Fund as of June 30, 2015 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Alamos Gold, Inc.	01/14/2013	883,544	$2,675,230	$5,000,859	1.0%
Argonaut Gold, Inc.	11/13/2009	2,160,000	10,383,442	2,905,364	0.6
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	733,752	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	595,836	0.1
Integra Gold Corp.	04/17/2015	6,852,000	1,569,053	1,667,741	0.3
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	2,760,397	0.5
Tahoe Resources, Inc.	05/28/2010	1,407,000	8,539,348	17,055,228	3.3
			$29,834,636	$30,719,177	6.0%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Commodity - Gold Bullion	3.3%	$16,938,262
Diversified Metals & Mining	0.6	3,059,033
Gold	82.1	420,424,961
Money Market Fund	1.7	8,592,634
Precious Metals & Minerals	6.8	35,042,653
Silver	5.5	28,287,597
	100.0%	$512,345,140

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2015 is set forth below:

Affiliates	Value as of December 31, 2014	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of June 30, 2015
Gold Road Resources Ltd.	$6,385,449	$—	$1,949,774	$204,987	$—	$—	(a)
Orezone Gold Corp.	4,786,269	—	499,318	(696,803)	—	2,790,083
	$11,171,718	$—	$2,449,092	$(491,816)	$—	$2,790,083

(a) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$35,176,215	$—	$35,176,215
Canada	346,765,094	1,667,741	—	348,432,835
Mexico	—	10,577,657	—	10,577,657
United Kingdom	29,969,436	5,179,834	—	35,149,270
United States	57,478,267	—	—	57,478,267
Commodity - Gold	16,938,262	—	—	16,938,262
Money Market Fund	8,592,634	—	—	8,592,634
Total	$459,743,693	$52,601,447	$—	$512,345,140
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$(70,148)	$—	$(70,148)

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

38

LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

EXCHANGE TRADED FUNDS: 83.6%
41,509	Industrial Select Sector SPDR Fund	$2,243,976
30,456	iShares Russell Mid-Cap Value ETF	2,246,435
46,491	Materials Select Sector SPDR Fund	2,249,699
73,340	SPDR Barclays Short Term Corporate Bond ETF	2,244,204
18,531	Vanguard Small-Cap ETF	2,250,961
Total Exchange Traded Funds (Cost: $11,452,890) (a)		11,235,275

Principal
Amount
SHORT-TERM INVESTMENTS: 28.1%
Government Obligation: 22.3% (Cost: $2,999,995)
	United States Treasury Bill
$3,000,000	0.02%, 07/16/15	2,999,995
Number of Shares		Value

Money Market Fund: 5.8% (Cost: $777,857)
777,857	AIM Treasury Portfolio - Institutional Class	$777,857
Total Short-term Investments: 28.1% (Cost: $3,777,852)		3,777,852
Total Investments: 111.7% (Cost: $15,230,742)		15,013,127
Liabilities in excess of other assets: (11.7)%		(1,574,491)
NET ASSETS: 100.0%		$13,438,636
SECURITIES SOLD SHORT: (5.6)%
EXCHANGE TRADED FUND: (5.6)% (Proceeds: $(754,046))
(30,958)	Financial Select Sector SPDR Fund	(754,756)
Total Securities Sold Short (Proceeds: $(754,046))		$(754,756)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of the securities segregated, including cash on deposit with broker, is $3,921,705.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Exchange Traded Funds	74.8%	$11,235,275
Government	20.0	2,999,995
Money Market Fund	5.2	777,857
	100.0%	$15,013,127

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Long positions	Prices	Inputs	Inputs	Value
Exchange Traded Funds	$11,235,275	$—	$—	$11,235,275
Short-term Investments
Government Obligation	—	2,999,995	—	2,999,995
Money Market Fund	777,857	—	—	777,857
Total	$12,013,132	$2,999,995	$—	$15,013,127

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Short positions	Prices	Inputs	Inputs	Value
Exchange Traded Fund	$(754,756)	$—	$—	$(754,756)

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

39

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Principal Amount			Value

CORPORATE BONDS: 25.1%

Argentina: 3.4%
		YPF SA
USD	3,441,176	7.77%, 08/15/18 (f) Reg S	$3,501,397
	5,352,931	7.77%, 08/15/18 (f) Reg S	5,446,608
			8,948,005
British Virgin Islands: 0.8%
EUR	1,906,000	C10-EUR Capital SPV Ltd.
		6.28%, 06/30/17 (c)	2,050,532
Canada: 2.9%
		Pacific Rubiales Energy Corp.
USD	135,000	5.13%, 03/28/18 (c) Reg S	97,200
	10,096,000	5.63%, 01/19/20 (c) Reg S	7,344,840
			7,442,040
Cayman Islands: 7.6%
	6,692,000	Agricola Senior Trust
		6.75%, 06/18/20 144A	6,842,570
	2,572,000	CAR, Inc.
		6.13%, 02/04/18 (c) Reg S	2,636,300
	9,932,250	Odebrecht Drilling Norbe VIII/IX Ltd.
		6.35%, 06/30/20 (c) Reg S	7,697,494
	3,866,654	Odebrecht Offshore Drilling Finance Ltd.
		6.75%, 12/01/21 (c) Reg S	2,783,991
			19,960,355
Luxembourg: 0.2%
	673,000	QGOG Constellation SA
		6.25%, 11/09/16 (c) Reg S	494,655
Mexico: 0.0%
	380,000	Corp. GEO, SAB de CV
		9.25%, 08/03/15 (c) (d) * Reg S	11,438
Netherlands: 3.1%
	4,870,000	Indo Energy Finance BV
		7.00%, 08/03/15 (c) Reg S	4,042,100
	6,055,000	Indo Energy Finance II BV
		6.38%, 01/24/18 (c) Reg S	4,041,713
			8,083,813
Venezuela: 2.9%
	15,288,000	Petroleos de Venezuela SA
		5.25%, 04/12/17 Reg S	7,689,100
Vietnam: 4.2%
	19,000,000	Debt and Asset Trading Corp.
		1.00%, 07/16/15 (c) Reg S	11,077,000
Total Corporate Bonds (Cost: $70,107,144)			65,756,938
FOREIGN GOVERNMENT OBLIGATIONS: 69.8%

Argentina: 5.2%
ARS	6,658,000	Argentine Republic Government International Bond
		5.83%, 12/31/33 (d) * #	1,620,844
		Provincia de Buenos Aires
USD	5,955,499	4.00%, 05/15/35 (s) Reg S	3,781,742
EUR	4,204,787	4.00%, 05/15/35 (s) Reg S	2,969,075
USD	5,354,000	9.95%, 06/09/21 144A	5,246,920
			13,618,581
Principal Amount			Value

Brazil: 10.5%
		Nota do Tesouro Nacional, Series F
BRL	32,262,000	10.00%, 01/01/17	$9,884,856
	39,012,000	10.00%, 01/01/21	11,318,850
	22,471,000	10.00%, 01/01/25	6,256,407
			27,460,113
Chile: 4.5%
CLP	7,060,000,000	Bonos de la Tesoreria de la Republica en pesos
		6.00%, 01/01/20 (a)	11,905,136
Colombia: 4.6%
		Colombian TES
COP	15,784,000,000	7.00%, 09/11/19	6,330,788
	12,478,100,000	10.00%, 07/24/24	5,664,417
			11,995,205
Dominican Republic: 2.3%
		Dominican Republic International Bond
DOP	133,700,000	11.50%, 05/10/24 Reg S	3,250,190
	113,700,000	12.00%, 01/20/22 Reg S	2,746,020
			5,996,210
Hungary: 4.5%
HUF	2,977,890,000	Hungarian Government Bond
		6.75%, 11/24/17	11,809,948
Malaysia: 2.3%
MYR	22,699,000	Malaysian Government Bond
		3.31%, 10/31/17	6,026,395
Mexico: 9.2%
		Mexican Government International Bond
MXN	42,050,000	5.00%, 06/15/17	2,727,178
	186,657,300	7.75%, 12/14/17	12,852,865
	119,726,000	8.50%, 12/13/18	8,500,771
			24,080,814
South Africa: 7.7%
		South Africa Government Bond
ZAR	155,097,000	8.25%, 09/15/17	13,014,201
	82,309,000	13.50%, 09/15/16	7,278,995
			20,293,196
Turkey: 2.5%
TRY	17,978,000	Turkey Government Bond
		8.20%, 11/16/16	6,610,693
Venezuela: 7.0%
		Venezuela Government International Bond
USD	7,904,000	5.75%, 02/26/16 Reg S	6,550,440
	12,202,000	7.75%, 10/13/19 Reg S	4,789,285
	14,795,000	12.75%, 08/23/22 Reg S	6,916,663
			18,256,388
Vietnam: 0.3%
	935,000	Vietnam Government International Bond
		4.00%, 08/03/15 (c) (s)	916,300

See Notes to Financial Statements

40

Principal Amount			Value

Zambia: 9.2%
		Republic of Zambia Treasury Bills
ZMW	87,125,000	22.33%, 05/16/16 ^ #	$9,741,359
	36,850,000	23.00%, 05/30/16 ^	4,037,900
		Zambia Government Bond
	10,095,000	10.00%, 05/27/17	1,122,901
	35,260,000	11.00%, 02/16/20	3,171,120
	56,515,000	11.00%, 05/26/20	4,803,210
	13,450,000	13.00%, 02/17/24 #	1,180,542
			24,057,032
Total Foreign Government Obligations (Cost: $188,887,273)			183,026,011
Number of Shares		Value

MONEY MARKET FUND: 1.3%
(Cost: $3,372,720)
3,372,720	AIM Treasury Portfolio - Institutional Class	$3,372,720
Total Investments: 96.2% (Cost: $262,367,137)		252,155,669
Other assets less liabilities: 3.8%		9,827,870
NET ASSETS: 100.0%		$261,983,539

ARS	—	Argentine Peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
COP	—	Colombian Peso
DOP	—	Dominican Peso
EUR	—	Euro
HUF	—	Hungarian Forint
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
TRY	—	Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand
ZMW	—	Zambian Kwacha

(a)	All or a portion of these securities are segregated for foreign forward currency contracts. Total value of the securities segregated is $2,685,875.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $12,542,745 which represents 4.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $12,089,490, or 4.6% of net assets.

As of June 30, 2015, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver		In Exchange For		Settlement Date	Unrealized Appreciation
State Street Bank And Trust Company	PEN	33,998,005	USD	10,646,001	8/03/2015	$4,586
PEN — Peruvian Nuevo Sol

See Notes to Financial Statements

41

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited) (continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer, Non-cyclical	1.1%	$2,636,300
Energy	17.1	43,139,098
Financial	7.1	17,919,570
Government	72.6	183,026,011
Industrial	0.8	2,061,970
Money Market Fund	1.3	3,372,720
	100.0%	$252,155,669

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$65,756,938	$—	$65,756,938
Foreign Government Obligations*	—	183,026,011	—	183,026,011
Money Market Fund	3,372,720	—	—	3,372,720
Total	$3,372,720	$248,782,949	$—	$252,155,669
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$4,586	$—	$4,586

*	See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

42

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VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund
Assets:
Investments, at value
Unaffiliated issuers (1)	$249,530,295	$592,174,603	$3,158,935,248
Affiliated issuers (2)	—	—	—
Total return swap contracts, at value	2,056,052	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Cash	—	1,297,708	—
Cash denominated in foreign currency, at value (3)	—	5,377,933	16
Deposits with broker for securities sold short and swap contracts	460,000 (b)	—	—
Receivables:
Investments sold	—	17,149,624	82,051,657
Shares of beneficial interest sold	667,847	7,429,868	8,715,227
Due from Adviser	—	—	—
Dividends and interest	76	1,457,723	1,691,684
Prepaid expenses	1,599	64,753	114,520
Other assets	—	—	1,288
Total assets	252,715,869	624,952,212	3,251,509,640
Liabilities
Securities sold short (4)	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payables:
Investments purchased	—	23,069,110	7,607,843
Shares of beneficial interest redeemed	296,186	993,913	3,710,855
Due to Adviser	111,554	333,690	2,729,541
Due to Distributor	6,341	51,214	262,703
Deferred Trustee fees	90,482	77,502	1,105,846
Accrued expenses	197,640	1,070,408	2,322,283
Total liabilities	702,203	25,595,837	17,739,071
NET ASSETS	$252,013,666	$599,356,375	$3,233,770,569
Class A Shares:
Net Assets	$31,809,130	$135,869,159	$529,056,442
Shares of beneficial interest outstanding	5,398,559	9,147,744	13,848,257
Net asset value and redemption price per share	$5.89	$14.85	$38.20
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$6.25	$15.76	$40.53
Class C Shares:
Net Assets		$29,355,255	$170,087,599
Shares of beneficial interest outstanding		2,161,366	5,064,744
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$13.58	$33.58
Class I Shares:
Net Assets	$188,180,377	$210,754,974	$2,175,360,230
Shares of beneficial interest outstanding	31,488,169	13,561,500	54,824,646
Net asset value, offering and redemption price per share	$5.98	$15.54	$39.68
Class Y Shares:
Net Assets	$32,024,159	$223,376,987	$359,266,298
Shares of beneficial interest outstanding	5,370,048	14,913,220	9,285,839
Net asset value, offering and redemption price per share	$5.96	$14.98	$38.69
Net Assets consist of:
Aggregate paid in capital	$280,156,895	$594,486,241	$3,479,103,138
Net unrealized appreciation (depreciation)	2,057,694	27,130,810	49,399,917
Undistributed (accumulated) net investment income (loss)	(2,247,734)	1,706,252	4,691,583
Accumulated net realized gain (loss)	(27,953,189)	(23,966,928)	(299,424,069)
	$252,013,666	$599,356,375	$3,233,770,569
(1) Cost of Investments - unaffiliated issuers	$249,528,653	$564,264,960	$3,109,530,595
(2) Cost of Investments - affiliated issuers	$—	$—	$—
(3) Cost of cash denominated in foreign currency	$—	$5,429,968	$16
(4) Proceeds for securities sold short	$—	$—	$—

(a)	Represents Consolidated Statement of Assets and Liabilities.
(b)	Represents segregated cash collateral for swap contracts held at the broker.

See Notes to Financial Statements

44

International Investors Gold Fund (a)	Long/Short Equity Index Fund	Unconstrained Emerging Markets Bond Fund

$509,555,057	$15,013,127	$252,155,669
2,790,083	—	—
—	—	—
—	—	4,586
3,590	—	8,278,172
5,722	—	6,781,277
—	2,396,263	—
18,851,320	762,547	9,961,260
1,694,110	—	129,829
—	14,523	—
164,293	—	7,234,742
44,290	7	23,570
—	—	4,778
533,108,465	18,186,467	284,573,883

—	754,756	—
70,148	—	—
16,975,779	3,959,929	21,218,464
438,957	—	1,060,195
351,668	—	171,372
96,438	202	8,614
169,969	1,165	55,528
1,431,317	31,779	76,171
19,534,276	4,747,831	22,590,344
$513,574,189	$13,438,636	$261,983,539

$259,243,773	$1,618,717	$20,205,242
33,958,173	180,767	2,635,751
$7.63	$8.95	$7.67
$8.10	$9.50	$8.14

$46,164,061		$4,791,839
6,711,928		639,581

$6.88		$7.49

$160,564,342	$10,329,986	$171,730,239
16,880,558	$1,147,337	22,198,253
$9.51	$9.00	$7.74

$47,602,013	$1,489,933	$65,256,219
6,161,852	165,652	8,454,802
$7.73	$8.99	$7.72

$904,150,013	$13,534,467	$295,815,911
(80,412,004)	(218,326)	(10,327,351)
(59,687,371)	(1)	609,296
(250,476,449)	122,496	(24,114,317)
$513,574,189	$13,438,636	$261,983,539
$587,551,021	$15,230,742	$262,367,137
$5,191,271	$—	$—
$5,725	$—	$6,757,255
$—	$754,046	$—

See Notes to Financial Statements

45

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund
Income:
Dividends	$1,920	$4,613,325	$25,727,051
Interest	30,337	—	—
Foreign taxes withheld	(28)	(322,592)	(521,154)
Total income	32,229	4,290,733	25,205,897
Expenses:
Management fees	908,475	1,531,446	16,484,887
Dividends on securities sold short	—	—	—
Distribution fees - Class A	38,313	149,584	717,688
Distribution fees - Class C	—	135,304	951,724
Transfer agent fees - Class A	30,957	67,995	542,863
Transfer agent fees - Class C	—	25,371	186,747
Transfer agent fees - Class I	15,775	8,955	65,356
Transfer agent fees - Class Y	28,484	55,358	249,493
Administration fees	—	510,482	—
Custodian fees	10,693	79,732	70,331
Professional fees	28,214	38,263	232,367
Registration fees - Class A	12,812	5,336	13,227
Registration fees - Class C	—	8,496	18,512
Registration fees - Class I	10,250	9,136	14,552
Registration fees - Class Y	9,282	6,386	45,141
Reports to shareholders	11,666	11,237	128,450
Insurance	9,579	6,997	131,144
Trustees’ fees and expenses	20,300	12,072	157,343
Interest	1,922	—	—
Other	3,000	3,550	59,600
Total expenses	1,139,722	2,665,700	20,069,425
Waiver of management fees	(295,912)	(106,789)	(645,982)
Expenses assumed by the Adviser	—	—	—
Net expenses	843,810	2,558,911	19,423,443
Net investment income (loss)	(811,581)	1,731,822	5,782,454
Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	253	(3,566,287)	(125,395,779)
Investments sold - affiliated issuers	—	—	—
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(453,280)	139,924
Swap contracts	(27,953,442)	—	—
Securities sold short	—	—	—
Net realized gain (loss)	(27,953,189)	(4,019,567)	(125,255,855)
Change in net unrealized appreciation (depreciation) on:
Investments (c)	(666)	11,754,454	68,159,307
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	26,234	(5,152)
Securities sold short	—	—	—
Swap contracts	20,922,077	—	—
Change in net unrealized appreciation (depreciation)	20,921,411	11,780,688	68,154,155
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,843,359)	$9,492,943	$(51,319,246)

(a)	Represents Consolidated Statement of Operations.
(b)	Net of foreign taxes of $10,237 for the Emerging Markets Fund.
(c)	Net of foreign taxes of $734,011 for the Emerging Markets Fund.

See Notes to Financial Statements

46

International Investors Gold Fund (a)	Long/Short Equity Index Fund	Unconstrained Emerging Markets Bond Fund

$2,297,043	$20,040	$4,229
—	—	7,769,521
(267,084)	—	(202,681)
2,029,959	20,040	7,571,069

2,079,659	16,783	1,026,101
—	5,322	—
360,435	588	30,878
262,718	—	28,876
245,874	6,066	20,337
65,712	—	9,055
8,726	6,032	11,765
44,062	6,063	14,199
704,505	—	—
28,246	1,308	19,104
58,643	28,704	27,052
10,371	7,260	11,618
9,858	—	10,850
10,950	8,255	10,486
8,987	8,126	10,504
37,889	13,414	9,690
20,800	99	37,835
15,138	349	14,975
7,548	279	212
4,696	5,069	4,355
3,984,817	113,717	1,297,892
(177,010)	(16,783)	(36,347)
—	(73,865)	—
3,807,807	23,069	1,261,545
(1,777,848)	(3,029)	6,309,524

(25,209,790)	55,211	(4,757,608)
(491,816)	—	—

1,995,547	—	(1,410,948)
—	—	—
—	(37,145)	—
(23,706,059)	18,066	(6,168,556)

789,500	(215,816)	(10,870,484)

(11,692)	—	(95,463)
—	60,716	—
—	—	—
777,808	(155,100)	(10,965,947)
$(24,706,099)	$(140,063)	$(10,824,979)

See Notes to Financial Statements

47

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund
	Six Months Ended June 30, 2015	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Year Ended December 31, 2014
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$(811,581)	$(2,157,620)	$1,731,822	$565,195
Net realized gain (loss)	(27,953,189)	(53,813,329)	(4,019,567)	595,448
Net change in unrealized appreciation (depreciation)	20,921,411	(19,183,806)	11,780,688	(9,977,067)
Net increase (decrease) in net assets resulting from operations	(7,843,359)	(75,154,755)	9,492,943	(8,816,424)

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Net realized gains
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Return of capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Total dividends and distributions	—	—	—	—

Share transactions:
Proceeds from sale of shares
Class A Shares	10,685,887	39,189,388	45,858,789	54,754,005
Class C Shares	—	—	6,048,245	10,320,203
Class I Shares	49,994,762	176,413,007	119,809,334	109,141,022
Class Y Shares	14,846,691	77,577,015	161,321,757	71,338,157
	75,527,340	293,179,410	333,038,125	245,553,387
Reinvestment of dividends and distributions
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Cost of shares redeemed
Class A Shares	(10,245,963)	(66,991,939)	(23,122,576)	(78,224,357)
Class C Shares	—	—	(4,797,703)	(7,783,055)
Class I Shares	(30,620,321)	(83,443,214)	(13,265,636)	(13,891,689)
Class Y Shares	(27,245,728)	(70,598,516)	(19,089,519)	(25,193,304)
	(68,112,012)	(221,033,669)	(60,275,434)	(125,092,405)
Net increase (decrease) in net assets resulting from share transactions	7,415,328	72,145,741	272,762,691	120,460,982
Total increase (decrease) in net assets	(428,031)	(3,009,014)	282,255,634	111,644,558
Net Assets:
Beginning of period	252,441,697	255,450,711	317,100,741	205,456,183
End of period #	$252,013,666	$252,441,697	$599,356,375	$317,100,741
# Including undistributed (accumulated) net investment income (loss)	$(2,247,734)	$(1,436,153)	$1,706,252	$(25,570)

(a)	Represents Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

48

Global Hard Assets Fund		International Investors Gold Fund (a)		Long/Short Equity Index Fund		Unconstrained Emerging Markets Bond Fund
Six Months Ended June 30, 2015	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Year Ended December 31, 2014
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$5,782,454	$3,373,642	$(1,777,848)	$(5,766,006)	$(3,029)	$7,430	$6,309,524	$12,419,181
(125,255,855)	(84,271,296)	(23,706,059)	(32,492,467)	18,066	260,132	(6,168,556)	(12,986,994)
68,154,155	(731,459,917)	777,808	(2,067,955)	(155,100)	(86,861)	(10,965,947)	900,148
(51,319,246)	(812,357,571)	(24,706,099)	(40,326,428)	(140,063)	180,701	(10,824,979)	332,335

—	(662,984)	—	—	—	(491)	(487,513)	(1,847,224)
—	(254,456)	—	—	—	—	(121,361)	(263,600)
—	(2,217,090)	—	—	—	(5,986)	(3,544,859)	(5,541,054)
—	(400,578)	—	—	—	(362)	(1,438,731)	(1,096,025)
—	(3,535,108)	—	—	—	(6,839)	(5,592,464)	(8,747,903)

—	—	—	—	—	(11,187)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	(136,390)	—	—
—	—	—	—	—	(8,261)	—	—
—	—	—	—	—	(155,838)	—	—

—	—	—	—	—	—	—	(753,745)
—	—	—	—	—	—	—	(107,560)
—	—	—	—	—	—	—	(2,260,980)
—	—	—	—	—	—	—	(447,223)
—	—	—	—	—	—	—	(3,569,508)
—	(3,535,108)	—	—	—	(162,677)	(5,592,464)	(12,317,411)

72,796,661	185,567,608	20,960,512	87,932,956	1,278,906	269,523	3,954,337	42,346,828
9,559,533	21,038,436	3,215,894	15,370,020	—	—	366,616	3,211,571
268,447,304	742,105,303	14,276,886	87,359,682	6,450,310	3,000,000	61,192,473	35,790,518
101,552,404	335,642,063	11,909,006	47,265,453	1,306,971	219,138	31,361,812	54,323,495
452,355,902	1,284,353,410	50,362,298	237,928,111	9,036,187	3,488,661	96,875,238	135,672,412

—	534,597	—	—	—	11,677	440,053	2,387,106
—	188,400	—	—	—	—	101,306	323,732
—	1,930,285	—	—	—	142,375	1,069,853	2,737,963
—	311,051	—	—	—	8,622	1,099,958	1,076,625
—	2,964,333	—	—	—	162,674	2,711,170	6,525,426

(144,707,369)	(454,046,034)	(30,703,009)	(128,993,849)	(8,526)	(34,246)	(19,792,372)	(41,623,637)
(38,529,557)	(101,088,073)	(7,598,656)	(25,702,155)	—	—	(2,022,500)	(1,708,118)
(200,773,127)	(438,805,267)	(12,827,092)	(69,440,233)	—	—	(15,591,399)	(9,718,018)
(96,661,944)	(298,019,095)	(8,002,737)	(26,497,534)	(47,004)	(82,487)	(10,467,816)	(12,755,553)
(480,671,997)	(1,291,958,469)	(59,131,494)	(250,633,771)	(55,530)	(116,733)	(47,874,087)	(65,805,326)
(28,316,095)	(4,640,726)	(8,769,196)	(12,705,660)	8,980,657	3,534,602	51,712,321	76,392,512
(79,635,341)	(820,533,405)	(33,475,295)	(53,032,088)	8,840,594	3,552,626	35,294,878	64,407,436

3,313,405,910	4,133,939,315	547,049,484	600,081,572	4,598,042	1,045,416	226,688,661	162,281,225
$3,233,770,569	$3,313,405,910	$513,574,189	$547,049,484	$13,438,636	$4,598,042	$261,983,539	$226,688,661
$4,691,583	$(1,090,871)	$(59,687,371)	$(57,909,523)	$(1)	$3,028	$609,296	$(107,764)

See Notes to Financial Statements

49

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$6.09		$7.59	$8.26		$8.16		$8.88
Income from investment operations:
Net investment loss	(0.03)		(0.13)	(0.05)		(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	(0.17)		(1.37)	(0.60)		0.12		(0.68)
Payment from Adviser	—		—	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(0.20)		(1.50)	(0.65)		0.10		(0.72)
Less distributions from:
Net investment income	—		—	(0.02)		—		—
Net asset value, end of period	$5.89		$6.09	$7.59		$8.26		$8.16
Total return (b)	(3.28	)%(h)	(19.76)%	(7.87	)%(e)	1.23	%(f)	(8.11	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$31,809		$32,484	$69,026		$53,628		$36,031
Ratio of gross expenses to average net assets	1.36	%(i)	1.28%	1.31%		1.39%		1.66%
Ratio of net expenses to average net assets	0.95	%(i)	0.95%	0.95%		0.95%		0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(i)	0.95%	0.95%		0.95%		0.95%
Ratio of net investment loss to average net assets	(0.92	)%(i)	(0.89)%	(0.87)%		(0.86)%		(0.91)%
Portfolio turnover rate	0	%(h)	0%	0%		0%		0%

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$6.16		$7.67	$8.32		$8.19		$8.88
Income from investment operations:
Net investment loss	(0.01)		(0.02)	—		(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(0.17)		(1.49)	(0.63)		0.13		(0.68)
Payment from Adviser	—		—	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(0.18)		(1.51)	(0.63)		0.13		(0.69)
Less distributions from:
Net investment income	—		—	(0.02)		—		—
Net asset value, end of period	$5.98		$6.16	$7.67		$8.32		$8.19
Total return (b)	(2.92	)%(h)	(19.69)%	(7.57	)%(e)	1.59	%(f)	(7.77	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$188,180		$173,829	$130,176		$56,868		$11,245
Ratio of gross expenses to average net assets	0.85	%(i)	0.85%	0.95%		1.01%		1.71%
Ratio of net expenses to average net assets	0.65	%(i)	0.65%	0.65%		0.65%		0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(i)	0.65%	0.65%		0.65%		0.65%
Ratio of net investment loss to average net assets	(0.62	)%(i)	(0.60)%	(0.57)%		(0.56)%		(0.61)%
Portfolio turnover rate	0	%(h)	0%	0%		0%		0%

(a)	Inception date of the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class A and Class I total return, representing $0.001 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements

50

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013		2012		2011(a)
	(unaudited)
Net asset value, beginning of period	$6.15		$7.66	$8.31		$8.18		$8.88
Income from investment operations:
Net investment loss	(0.04)		(0.06)	(0.03)		(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	(0.15)		(1.45)	(0.60)		0.12		(0.69)
Payment from Adviser	—		—	—	(d)(e)	0.04	(f)	0.05	(g)
Total from investment operations	(0.19)		(1.51)	(0.63)		0.13		(0.70)
Less dividends and distributions from:
Net investment income	—		—	(0.02)		—		—
Net asset value, end of period	$5.96		$6.15	$7.66		$8.31		$8.18
Total return (b)	(3.09	)%(h)	(19.71)%	(7.58	)%(e)	1.59	%(f)	(7.88	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,024		$46,129	$56,248		$29,760		$7,448
Ratio of gross expenses to average net assets	1.04	%(i)	1.00%	1.07%		1.30%		1.56%
Ratio of net expenses to average net assets	0.70	%(i)	0.70%	0.70%		0.70%		0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70	%(i)	0.70%	0.70%		0.70%		0.70%
Ratio of net investment loss to average net assets	(0.67	)%(i)	(0.65)%	(0.62)%		(0.60)%		(0.66)%
Portfolio turnover rate	0	%(h)	0%	0%		0%		0%

(a)	Inception date of the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser.
(f)	For the year ended December 31, 2012, 0.49% of Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser.
(g)	For the year ended December 31, 2011, 0.61% of Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser.
(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements

51

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$14.24		$14.34	$12.94	$9.92	$13.69		$10.71
Income from investment operations:
Net investment income (loss)	0.03		0.03	0.01	0.01	(0.01	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.58		(0.13)	1.45	3.01	(3.63)		3.06
Total from investment operations	0.61		(0.10)	1.46	3.02	(3.64)		3.02
Less distributions
Net investment income	—		—	(0.06)	—	(0.13)		(0.04)
Total distributions	—		—	(0.06)	—	(0.13)		(0.04)
Net asset value, end of period	$14.85		$14.24	$14.34	$12.94	$9.92		$13.69
Total return (a)	4.28	%(c)	(0.70)%	11.31%	30.44%	(26.58)%		28.17%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$135,869		$108,775	$133,438	$90,833	$52,253		$108,019
Ratio of gross expenses to average net assets	1.44	%(d)	1.54%	1.63%	1.67%	1.76%		1.74%
Ratio of net expenses to average net assets	1.44	%(d)	1.54%	1.63%	1.67%	1.76%		1.74%
Ratio of net expenses, excluding interest expense, to average net assets	1.44	%(d)	1.54%	1.63%	1.67%	1.76%		1.74%
Ratio of net investment income (loss) to average net assets	0.48	%(d)	0.27%	0.13%	(0.04)%	(0.11)%		(0.31)%
Portfolio turnover rate	23	%(c)	75%	81%	92%	94%		110%

	Class C
	For the Six Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$13.08		$13.29	$12.11	$9.36	$13.01		$10.26
Income from investment operations:
Net investment loss	(0.03)		(0.08)	(0.09)	(0.09)	(0.10	)(b)	(0.10)
Net realized and unrealized gain (loss) on investments	0.53		(0.13)	1.33	2.84	(3.42)		2.89
Total from investment operations	0.50		(0.21)	1.24	2.75	(3.52)		2.79
Less distributions
Net investment income	—		—	(0.06)	—	(0.13)		(0.04)
Net asset value, end of period	$13.58		$13.08	$13.29	$12.11	$9.36		$13.01
Total return (a)	3.82	%(c)	(1.58)%	10.27%	29.38%	(27.05)%		27.16%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$29,355		$27,199	$25,259	$20,127	$16,611		$27,859
Ratio of gross expenses to average net assets	2.32	%(d)	2.46%	2.63%	2.61%	2.70%		2.61%
Ratio of net expenses to average net assets	2.32	%(d)	2.46%	2.50%	2.50%	2.50%		2.48%
Ratio of net expenses, excluding interest expense, to average net assets	2.32	%(d)	2.46%	2.50%	2.50%	2.50%		2.48%
Ratio of net investment loss to average net assets	(0.43	)%(d)	(0.69)%	(0.76)%	(0.78)%	(0.86)%		(1.07)%
Portfolio turnover rate	23	%(c)	75%	81%	92%	94%		110%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

52

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$14.86		$14.88	$13.38	$10.21	$14.01	$10.91
Income from investment operations:
Net investment income	0.06		0.08	0.04	0.05	0.05 (b)	0.02
Net realized and unrealized gain (loss) on investments	0.62		(0.10)	1.52	3.12	(3.72)	3.12
Total from investment operations	0.68		(0.02)	1.56	3.17	(3.67)	3.14
Less distributions
Net investment income	—		—	(0.06)	—	(0.13)	(0.04)
Net asset value, end of period	$15.54		$14.86	$14.88	$13.38	$10.21	$14.01
Total return (a)	4.58	%(c)	(0.13)%	11.69%	31.05%	(26.19)%	28.75%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$210,755		$101,118	$10,593	$4,025	$3,019	$4,079
Ratio of gross expenses to average net assets	1.10	%(d)	1.21%	1.77%	2.31%	2.22%	2.23%
Ratio of net expenses to average net assets	1.00	%(d)	1.00%	1.18%	1.25%	1.25%	1.25%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)	1.00%	1.18%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	1.12	%(d)	0.35%	0.36%	0.43%	0.38%	0.18%
Portfolio turnover rate	23	%(c)	75%	81%	92%	94%	110%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011		2010(e)
	(unaudited)
Net asset value, beginning of period	$14.33		$14.38	$12.97	$9.92	$13.68		$11.30
Income from investment operations:
Net investment income (loss)	0.05		0.09	0.02	0.04	(0.06	)(b)	(0.03)
Net realized and unrealized gain (loss) on investments	0.60		(0.14)	1.45	3.01	(3.57)		2.45
Total from investment operations	0.65		(0.05)	1.47	3.05	(3.63)		2.42
Less distributions
Net investment income	—		—	(0.06)	—	(0.13)		(0.04)
Net asset value, end of period	$14.98		$14.33	$14.38	$12.97	$9.92		$13.68
Total return (a)	4.54	%(c)	(0.35)%	11.36%	30.75%	(26.53)%		21.48	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$223,377		$80,008	$36,166	$23,325	$10,990		$5,920
Ratio of gross expenses to average net assets	1.17	%(d)	1.33%	1.50%	1.51%	2.08%		1.73	%(d)
Ratio of net expenses to average net assets	1.10	%(d)	1.16%	1.50%	1.51%	1.70%		1.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(d)	1.16%	1.50%	1.51%	1.70%		1.70	%(d)
Ratio of net investment income (loss) to average net assets	1.17	%(d)	0.52%	0.18%	0.14%	(0.54)%		(0.77	)%(d)
Portfolio turnover rate	23	%(c)	75%	81%	92%	94%		110	%(c)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

53

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$38.89		$48.31	$43.64	$43.34	$52.33		$40.92
Income from investment operations:
Net investment income (loss)	0.02		(0.07)	(0.15)	0.05	(0.18	)(b)	(0.20	)(b)
Net realized and unrealized gain (loss) on investments	(0.71)		(9.31)	4.84	1.03	(8.52)		11.83
Total from investment operations	(0.69)		(9.38)	4.69	1.08	(8.70)		11.63
Less dividends and distributions from:
Net investment income	—		(0.04)	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—		—	—	(0.53)	(0.24)		—
Total dividends and distributions	—		(0.04)	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of period	$38.20		$38.89	$48.31	$43.64	$43.34		$52.33
Total return (a)	(1.77	)%(c)	(19.41)%	10.74%	2.49%	(16.63)%		28.43%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$529,056		$609,885	$1,025,779	$1,219,828	$1,673,303		$2,085,492
Ratio of gross expenses to average net assets	1.46	%(d)	1.43%	1.45%	1.45%	1.37%		1.43%
Ratio of net expenses to average net assets	1.38	%(d)	1.38%	1.38%	1.38%	1.37%		1.40%
Ratio of net expenses, excluding interest expense, to average net assets	1.38	%(d)	1.38%	1.38%	1.38%	1.37%		1.40%
Ratio of net investment income (loss) to average net assets	0.10	%(d)	(0.12)%	(0.00)%	0.32%	(0.36)%		(0.47)%
Portfolio turnover rate	9	%(c)	36%	33%	27%	40%		66%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$34.32		$42.99	$39.15	$39.29	$47.82		$37.70
Income from investment operations:
Net investment loss	(0.14)		(0.48)	(0.56)	(0.29)	(0.51	)(b)	(0.48	)(b)
Net realized and unrealized gain (loss) on investments	(0.60)		(8.15)	4.42	0.93	(7.73)		10.82
Total from investment operations	(0.74)		(8.63)	3.86	0.64	(8.24)		10.34
Less dividends and distributions from:
Net investment income	—		(0.04)	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—		—	—	(0.53)	(0.24)		—
Total dividends and distributions	—		(0.04)	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of period	$33.58		$34.32	$42.99	$39.15	$39.29		$47.82
Total return (a)	(2.16	)%(c)	(20.07)%	9.85%	1.63%	(17.23)%		27.44%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$170,088		$202,213	$337,441	$418,077	$515,433		$557,023
Ratio of gross expenses to average net assets	2.24	%(d)	2.19%	2.23%	2.21%	2.12%		2.16%
Ratio of net expenses to average net assets	2.20	%(d)	2.19%	2.20%	2.20%	2.12%		2.16%
Ratio of net expenses, excluding interest expense, to average net assets	2.20	%(d)	2.19%	2.20%	2.20%	2.12%		2.16%
Ratio of net investment loss to average net assets	(0.72	)%(d)	(0.93)%	(0.82)%	(0.48)%	(1.10)%		(1.23)%
Portfolio turnover rate	9	%(c)	36%	33%	27%	40%		66%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

54

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$40.31		$49.89	$44.89	$44.40	$53.40	$41.59
Income from investment operations:
Net investment income (loss)	0.10		0.13	0.22	0.37	0.01 (b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investments	(0.73)		(9.67)	4.80	0.90	(8.72)	12.05
Total from investment operations	(0.63)		(9.54)	5.02	1.27	(8.71)	12.03
Less dividends and distributions from:
Net investment income	—		(0.04)	(0.02)	(0.25)	(0.05)	(0.22)
Net realized gains	—		—	—	(0.53)	(0.24)	—
Total dividends and distributions	—		(0.04)	(0.02)	(0.78)	(0.29)	(0.22)
Net asset value, end of period	$39.68		$40.31	$49.89	$44.89	$44.40	$53.40
Total return (a)	(1.56	)%(c)	(19.12)%	11.17%	2.86%	(16.31)%	28.93%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,175,360		$2,142,879	$2,340,890	$1,943,088	$1,637,440	$1,650,962
Ratio of gross expenses to average net assets	1.03	%(d)	1.02%	1.03%	1.02%	1.01%	1.05%
Ratio of net expenses to average net assets	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.49	%(d)	0.27%	0.39%	0.76%	0.02%	(0.04)%
Portfolio turnover rate	9	%(c)	36%	33%	27%	40%	66%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012	2011	2010(e)
	(unaudited)
Net asset value, beginning of period	$39.33		$48.74	$43.92	$43.50	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.08		0.06	0.10	0.35	0.01 (b)	(0.03	)(b)
Net realized and unrealized gain (loss) on investments	(0.72)		(9.43)	4.74	0.85	(8.63)	8.97
Total from investment operations	(0.64)		(9.37)	4.84	1.20	(8.62)	8.94
Less dividends and distributions from:
Net investment income	—		(0.04)	(0.02)	(0.25)	(0.05)	(0.22)
Net realized gains	—		—	—	(0.53)	(0.24)	—
Total dividends and distributions	—		(0.04)	(0.02)	(0.78)	(0.29)	(0.22)
Net asset value, end of period	$38.69		$39.33	$48.74	$43.92	$43.50	$52.41
Total return (a)	(1.63	)%(c)	(19.22)%	11.01%	2.76%	(16.45)%	20.47	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$359,266		$358,429	$429,829	$388,310	$274,811	$61,210
Ratio of gross expenses to average net assets	1.17	%(d)	1.16%	1.19%	1.16%	1.17%	1.10	%(d)
Ratio of net expenses to average net assets	1.13	%(d)	1.13%	1.13%	1.13%	1.13%	1.10	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.13	%(d)	1.13%	1.13%	1.13%	1.13%	1.10	%(d)
Ratio of net investment income (loss) to average net assets	0.36	%(d)	0.13%	0.24%	0.65%	0.01%	(0.10	)%(d)
Portfolio turnover rate	9	%(c)	36%	33%	27%	40%	66	%(c)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

55

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014		2013		2012		2011		2010
	(unaudited)
Net asset value, beginning of period	$8.00		$8.52		$16.81		$19.08		$24.70		$18.92
Income from investment operations:
Net investment loss	(0.03	)(b)	(0.09	)(b)	(0.06	)(b)	(0.10	)(b)	(0.16	)(b)	(0.22	)(b)
Net realized and unrealized gain (loss) on investments	(0.34)		(0.43)		(8.16)		(1.75)		(5.15)		9.78
Total from investment operations	(0.37)		(0.52)		(8.22)		(1.85)		(5.31)		9.56
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$7.63		$8.00		$8.52		$16.81		$19.08		$24.70
Total return (a)	(4.63	)%(c)	(6.10)%		(48.91)%		(9.61)%		(21.52)%		50.99%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$259,244		$281,580		$339,483		$811,802		$988,039		$1,359,014
Ratio of gross expenses to average net assets	1.48	%(d)	1.47%		1.46%		1.29%		1.20%		1.25%
Ratio of net expenses to average net assets	1.45	%(d)	1.45%		1.45%		1.29%		1.20%		1.25%
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(d)	1.45%		1.45%		1.29%		1.20%		1.25%
Ratio of net investment loss to average net assets	(0.73	)%(d)	(0.88)%		(0.54)%		(0.52)%		(0.68)%		(0.98)%
Portfolio turnover rate	19	%(c)	43%		40%		30%		24%		33%

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014		2013		2012		2011		2010
	(unaudited)
Net asset value, beginning of period	$7.24		$7.76		$15.44		$17.71		$23.13		$18.01
Income from investment operations:
Net investment loss	(0.06	)(b)	(0.15	)(b)	(0.14	)(b)	(0.22	)(b)	(0.31	)(b)	(0.36	)(b)
Net realized and unrealized gain (loss) on investments	(0.30)		(0.37)		(7.47)		(1.63)		(4.80)		9.26
Total from investment operations	(0.36)		(0.52)		(7.61)		(1.85)		(5.11)		8.90
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$6.88		$7.24		$7.76		$15.44		$17.71		$23.13
Total return (a)	(4.97	)%(c)	(6.70)%		(49.29)%		(10.36)%		(22.11)%		49.89%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$46,164		$52,916		$65,979		$174,907		$221,214		$285,973
Ratio of gross expenses to average net assets	2.34	%(d)	2.34%		2.30%		2.09%		1.96%		1.95%
Ratio of net expenses to average net assets	2.20	%(d)	2.20%		2.20%		2.09%		1.96%		1.95%
Ratio of net expenses, excluding interest expense, to average net assets	2.20	%(d)	2.20%		2.20%		2.09%		1.96%		1.95%
Ratio of net investment loss to average net assets	(1.48	)%(d)	(1.63)%		(1.29)%		(1.33)%		(1.43)%		(1.68)%
Portfolio turnover rate	19	%(c)	43%		40%		30%		24%		33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

56

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014		2013		2012		2011		2010
	(unaudited)
Net asset value, beginning of period	$9.95		$10.54		$20.67		$23.28		$29.97		$22.34
Income from investment operations:
Net investment loss	(0.01	)(b)	(0.05	)(b)	(0.01	)(b)	(0.04	)(b)	(0.10	)(b)	(0.20	)(b)
Net realized and unrealized gain (loss) on investments	(0.43)		(0.54)		(10.05)		(2.15)		(6.28)		11.61
Total from investment operations	(0.44)		(0.59)		(10.06)		(2.19)		(6.38)		11.41
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$9.51		$9.95		$10.54		$20.67		$23.28		$29.97
Total return (a)	(4.42	)%(c)	(5.60)%		(48.67)%		(9.34)%		(21.30)%		51.47%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$160,564		$166,371		$160,524		$166,567		$111,604		$86,982
Ratio of gross expenses to average net assets	1.07	%(d)	1.07%		1.08%		0.96%		0.91%		1.01%
Ratio of net expenses to average net assets	1.00	%(d)	1.00%		1.00%		0.96%		0.91%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)	1.00%		1.00%		0.96%		0.91%		1.00%
Ratio of net investment loss to average net assets	(0.28	)%(d)	(0.43)%		(0.08)%		(0.20)%		(0.35)%		(0.74)%
Portfolio turnover rate	19	%(c)	43%		40%		30%		24%		33%

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014		2013		2012		2011		2010 (e)
	(unaudited)
Net asset value, beginning of period	$8.08		$8.58		$16.88		$19.12		$24.72		$21.56
Income from investment operations:
Net investment income (loss)	(0.02	)(b)	(0.06	)(b)	(0.03	)(b)	(0.06	)(b)	(0.08	)(b)	(0.14	)(b)
Net realized and unrealized gain (loss) on investments	(0.33)		(0.44)		(8.20)		(1.76)		(5.21)		7.08
Total from investment operations	(0.35)		(0.50)		(8.23)		(1.82)		(5.29)		6.94
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$7.73		$8.08		$8.58		$16.88		$19.12		$24.72
Total return (a)	(4.33	)%(c)	(5.83)%		(48.76)%		(9.44)%		(21.42)%		32.59	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$47,602		$46,183		$34,096		$96,108		$78,106		$19,105
Ratio of gross expenses to average net assets	1.26	%(d)	1.31%		1.34%		1.08%		1.10%		1.11	%(d)
Ratio of net expenses to average net assets	1.10	%(d)	1.13%		1.20%		1.08%		1.10%		1.11	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(d)	1.13%		1.20%		1.08%		1.10%		1.11	%(d)
Ratio of net investment loss to average net assets	(0.38	)%(d)	(0.55)%		(0.30)%		(0.31)%		(0.34)%		(0.82	)%(d)
Portfolio turnover rate	19	%(c)	43%		40%		30%		24%		33	%(c)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

57

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013(a)
	(unaudited)
Net asset value, beginning of period	$8.96		$9.11	$8.88
Income from investment operations:
Net investment income (loss)	—	(b)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	(0.01)		0.19	0.22
Total from investment operations	(0.01)		0.18	0.23
Less dividends and distributions from:
Net investment income	—		(0.01)	—
Net realized gains	—		(0.32)	—
Total dividends and distributions	—		(0.33)	—
Net asset value, end of period	$8.95		$8.96	$9.11
Total return (c)	(0.11	)%(d)	2.00%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,619		$365	$122
Ratio of gross expenses to average net assets (f)	8.42	%(e)	10.84%	59.49	%(e)
Ratio of net expenses to average net assets (f)	1.13	%(e)	1.27%	1.29	%(e)
Ratio of net expenses, excluding interest expense and dividends on securities sold short, to average net assets (f)	0.94	%(e)	0.95%	0.95	%(e)
Ratio of net investment income (loss) to average net assets (f)	0.05	%(e)	(0.06)%	2.77	%(e)
Portfolio turnover rate	264	%(d)	411%	14	%(d)

	Class I
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013(a)
	(unaudited)
Net asset value, beginning of period	$8.99		$9.11	$8.88
Income from investment operations:
Net investment income (loss)	(0.01	)(b)	0.01	0.02
Net realized and unrealized gain on investments	0.02		0.20	0.21
Total from investment operations	0.01		0.21	0.23
Less dividends and distributions from:
Net investment income	—		(0.01)	—
Net realized gains	—		(0.32)	—
Total dividends and distributions	—		(0.33)	—
Net asset value, end of period	$9.00		$8.99	$9.11
Total return (c)	0.11	%(d)	2.33%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,330		$3,987	$821
Ratio of gross expenses to average net assets (f)	3.42	%(e)	4.04%	53.09	%(e)
Ratio of net expenses to average net assets (f)	0.86	%(e)	0.97%	0.99	%(e)
Ratio of net expenses, excluding interest expense and dividends on securities sold short, to average net assets (f)	0.64	%(e)	0.65%	0.65	%(e)
Ratio of net investment income (loss) to average net assets (f)	(0.19	)%(e)	0.20%	3.14	%(e)
Portfolio turnover rate	264	%(d)	411%	14	%(d)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

58

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013(a)
	(unaudited)
Net asset value, beginning of period	$8.99		$9.11	$8.88
Income from investment operations:
Net investment income	0.02	(b)	— (c)	0.02
Net realized and unrealized gain (loss) on investments	(0.02)		0.21	0.21
Total from investment operations	0.00		0.21	0.23
Less dividends and distributions from:
Net investment income	—		(0.01)	—
Net realized gains	—		(0.32)	—
Total Dividends and Distributions	—		(0.33)	—
Net asset value, end of period	$8.99		$8.99	$9.11
Total return (d)	0.00	%(e)	2.33%	2.59	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,490		$246	$103
Ratio of gross expenses to average net assets (g)	10.70	%(f)	13.09%	54.60	%(f)
Ratio of net expenses to average net assets (g)	0.86	%(f)	1.01%	1.04	%(f)
Ratio of net expenses, excluding interest expense and dividends on securities sold short, to average net assets (g)	0.69	%(f)	0.70%	0.70	%(f)
Ratio of net investment income to average net assets (g)	0.55	%(f)	0.13%	3.08	%(f)
Portfolio turnover rate	264	%(e)	411%	14	%(e)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(e)	Not annualized.
(f)	Annualized.
(g)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

59

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class A
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.18		$8.55	$9.54	$8.88
Income from investment operations:
Net investment income	0.19		0.54	0.44	0.25
Net realized and unrealized gain (loss) on investments	(0.53)		(0.37)	(0.87)	0.73
Total from investment operations	(0.34)		0.17	(0.43)	0.98
Less dividends and distributions from:
Net investment income	(0.17)		(0.38)	(0.14)	(0.24)
Net realized gains	—		—	—	(0.08)
Return of capital	—		(0.16)	(0.42)	—
Total dividends and distributions	(0.17)		(0.54)	(0.56)	(0.32)
Net asset value, end of period	$7.67		$8.18	$8.55	$9.54
Total return (b)	(4.20	)%(c)	1.83%	(4.70)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$20,205		$36,990	$35,983	$3,602
Ratio of gross expenses to average net assets	1.40	%(d)	1.32%	1.42%	1.67	%(d)
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25%	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(d)	1.25%	1.25%	1.25	%(d)
Ratio of net investment income to average net assets	4.44	%(d)	6.04%	6.23%	5.88	%(d)
Portfolio turnover rate	285	%(c)	410%	556%	190	%(c)

	Class C
	For the Six
	Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.02		$8.45	$9.50	$8.88
Income from investment operations:
Net investment income	0.15		0.46	0.46	0.37
Net realized and unrealized gain (loss) on investments	(0.51)		(0.35)	(0.95)	0.57
Total from investment operations	(0.36)		0.11	(0.49)	0.94
Less dividends and distributions from:
Net investment income	(0.17)		(0.38)	(0.14)	(0.24)
Net realized gains	—		—	—	(0.08)
Return of capital	—		(0.16)	(0.42)	—
Total dividends and distributions	(0.17)		(0.54)	(0.56)	(0.32)
Net asset value, end of period	$7.49		$8.02	$8.45	$9.50
Total return (b)	(4.53	)%(c)	1.11%	(5.37)%	10.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,792		$6,714	$5,254	$533
Ratio of gross expenses to average net assets	2.58	%(d)	2.60%	2.59%	2.81	%(d)
Ratio of net expenses to average net assets	1.95	%(d)	1.95%	1.95%	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95	%(d)	1.95%	1.95%	1.95	%(d)
Ratio of net investment income to average net assets	3.73	%(d)	5.37%	5.60%	4.80	%(d)
Portfolio turnover rate	285	%(c)	410%	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized

See Notes to Financial Statements

60

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class I
	For the Six Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.23		$8.58	$9.54	$8.88
Income from investment operations:
Net investment income	0.20		0.55	0.54	0.23
Net realized and unrealized gain (loss) on investments	(0.52)		(0.36)	(0.94)	0.75
Total from investment operations	(0.32)		0.19	(0.40)	0.98
Less dividends and distributions from:
Net investment income	(0.17)		(0.38)	(0.14)	(0.24)
Net realized gains	—		—	—	(0.08)
Return of capital	—		(0.16)	(0.42)	—
Total dividends and distributions	(0.17)		(0.54)	(0.56)	(0.32)
Net asset value, end of period	$7.74		$8.23	$8.58	$9.54
Total return (b)	(3.93	)%(c)	2.06%	(4.38)%	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$171,730		$ 135,421	$ 112,437	$ 91,197
Ratio of gross expenses to average net assets	0.92	%(d)	0.95%	1.02%	1.03	%(d)
Ratio of net expenses to average net assets	0.92	%(d)	0.95%	0.95%	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.91	%(d)	0.95%	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	5.04	%(d)	6.38%	6.56%	6.67	%(d)
Portfolio turnover rate	285	%(c)	410%	556%	190	%(c)

	Class Y
	For the Six Months Ended		Year Ended December 31,
	June 30, 2015		2014	2013	2012(a)
	(unaudited)
Net asset value, beginning of period	$8.22		$8.57	$9.54	$8.88
Income from investment operations:
Net investment income	0.19		0.50	0.47	0.43
Net realized and unrealized gain (loss) on investments	(0.52)		(0.31)	(0.88)	0.55
Total from investment operations	(0.33)		0.19	(0.41)	0.98
Less dividends and distributions from:
Net investment income	(0.17)		(0.38)	(0.14)	(0.24)
Net realized gains	—		—	—	(0.08)
Return of capital	—		(0.16)	(0.42)	—
Total dividends and distributions	(0.17)		(0.54)	(0.56)	(0.32)
Net asset value, end of period	$7.72		$8.22	$8.57	$9.54
Total return (b)	(4.05	)%(c)	2.06%	(4.49)%	11.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 65,256		$ 47,564	$ 8,607	$ 855
Ratio of gross expenses to average net assets	0.96	%(d)	1.08%	1.48%	1.74	%(d)
Ratio of net expenses to average net assets	0.96	%(d)	1.00%	1.00%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.96	%(d)	1.00%	1.00%	1.00	%(d)
Ratio of net investment income to average net assets	4.89	%(d)	6.14%	6.61%	5.78	%(d)
Portfolio turnover rate	285	%(c)	410%	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

61

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of six portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Index Fund and Unconstrained Emerging Markets Bond Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Long/Short Equity Index Fund seeks to track, before fees and expenses, the performance of the Market Vectors North America Long/Short Equity Index, which is published by Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation. The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Closed-end publicly listed fund investments are valued at the official market closing price. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Futures contracts are valued using the closing price reported at t he close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee
62

appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Consolidated financial statements of the CM Commodity Index Fund and the International Investors Gold Fund, present the financial position and results of operation for these Funds, respectively and their wholly owned Subsidiaries. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of June 30, 2015, the CM Commodity Index Fund and International Investors Gold Fund held $54,592,608 and $17,444,232 in their Subsidiaries, representing 22% and 3% of each Fund’s net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiaries of the CM Commodity Index Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the CM Commodity Index Fund and the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
63

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for dividends from net investment income on the Unconstrained Emerging Markets Bond Fund, which are declared and paid monthly). Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Securities Sold Short—The Funds, except for CM Commodity Index Fund, may invest in short sales. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities in the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained for the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. As of June 30, 2015 the Long/Short Equity Index Fund held securities sold short which are reflected in the Schedules of Investments.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

H.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

I.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Emerging Markets Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at June 30, 2015 are reflected in the Schedules of Investments.

J.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedules of Investments.
64

At June 30, 2015, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

	Asset Derivatives		Liability Derivatives
	Commodities	Foreign	Foreign
	Futures Risk	Currency Risk	Currency Risk
CM Commodity Index Fund
Swap contracts[1]	$2,056,052	$ —	$ —
International Investors Gold Fund
Forward foreign currency contracts[2]	—	—	70,148
Unconstrained Emerging Markets Bond Fund
Forward foreign currency contracts[3]	—	4,586	—

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts
[3]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the period ended June 30, 2015, were as follows:

	Commodities Futures Risk	Foreign Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$(27,953,442)	$ —
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	20,922,077	—
International Investors Gold Fund
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[3]	—	(70,148)
Unconstrained Emerging Markets Bond Fund
Realized gain (loss):
Forward foreign currency contracts[4]	—	(879,683)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[3]	—	(66,041)

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[4]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

Credit Default Swaps—Unconstrained Emerging Markets Bond Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The aforementioned Fund may enter into credit default swap contracts for investment purposes, to manage their credit risk and to provide protection against default of the issuers. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs. At June 30, 2015 the Funds held no credit default swaps.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts at June 30, 2014 are reflected in the Schedules of Investments. During the period ended June 30, 2015, the International Investors Gold Fund held forward foreign
65

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

currency contracts for one month and the Unconstrained Emerging Markets Bond Fund held forward foreign currency contracts for five months, with an average unrealized depreciation of $70,148 and $361,278, respectively.

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the CM Commodity Index Fund at June 30, 2015 is reflected in the Fund’s Schedule of Investments. The average monthly notional amount was $249,699,857 during the period ended June 30, 2015.

K.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments.

The tables below present both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, subject to a master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2015. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of June 30, 2015.

Net Amounts
		Gross Amounts	of Assets	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amounts of	Statement of	Statements of	and Cash
	Recognized	Assets and	Assets and	Collateral	Net
	Assets	Liabilities	Liabilities	Received	Amount
CM Commodity Index Fund
Total return swap contracts	$2,056,052	$—	$2,056,052	$—	$2,056,052
Unconstrained Emerging Markets Bond Fund
Forward foreign currency contracts	$4,586	$—	$4,586	$—	$4,586

Net Amounts
		Gross Amounts	of Liabilities	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amounts of	Statement of	Statements of	and
	Recognized	Assets and	Assets and	Collateral	Net
	Liabilities	Liabilities	Liabilities	Pledged	Amount
International Investors Gold Fund
Forward foreign currency contracts	$70,148	$—	$70,148	$—	$70,148

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Index Fund and Unconstrained Emerging Markets Bond Fund. Van Eck Absolute Return Advisers Corporation (“VEARA”) is the investment adviser to the CM Commodity Index Fund and its Cayman subsidiary. VEARA is a wholly-owned subsidiary of VEAC, and collectively with VEAC is referred to as the “Adviser”.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
CM Commodity Index Fund	0.75%
Emerging Markets Fund	0.75%
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter
Long/Short Equity Index Fund	0.65%
Unconstrained Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter
66

The Adviser has agreed, through May 1, 2016, to voluntarily waive management fees and to assume as its own expenses certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended June 30, 2015, are as follows:

	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
CM Commodity Index Fund
Class A	0.95%	$62,009	$—
Class I	0.65	175,274	—
Class Y	0.70	58,629	—
Emerging Markets Fund
Class A	1.60	—	—
Class C	2.50	—	—
Class I	1.00	65,537	—
Class Y	1.10	41,252	—
Global Hard Assets Fund
Class A	1.38	238,712	—
Class C	2.20	12,231	—
Class I	1.00	293,428	—
Class Y	1.13	101,611	—
International Investors Gold Fund
Class A	1.45	38,736	—
Class C	2.20	36,091	—
Class I	1.00	61,954	—
Class Y	1.10	40,229	—
Long/Short Equity Index Fund
Class A	0.95	1,530	15,889
Class I	0.65	14,152	42,093
Class Y	0.70	1,101	15,883
Unconstrained Emerging Markets Bond Fund
Class A	1.25	18,195	—
Class C	1.95	18,153	—
Class I	0.95	—	—
Class Y	1.00	—	—

The Adviser agreed to reimburse the CM Commodity Index Fund through January 14, 2013 for certain swap trading costs as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
CM Commodity Index Fund	$24,470	$519,638	$161,543

The per share and total return impact of the reimbursement to the Fund is reflected in the Financial Highlights.

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Emerging Markets Fund, and for the International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2015, the Adviser received $510,482 from the Emerging Markets Fund and $704,505 from the International Investors Gold Fund pursuant to this contract.

For the period ended June 30, 2015, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly owned subsidiary of the Adviser, received a total of $557,652 in sales loads relating to the sale of shares of the Funds, of which $482,289 was reallowed to broker/dealers and the remaining $75,363 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

67

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2015 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold	Cost of Short Sales Purchased	Proceeds from Short Sales

CM Commodity Index Fund	$—	$—	$—	$—
Emerging Markets Fund	340,537,955	90,103,974	—	—
Global Hard Assets Fund	401,299,400	288,243,661	—	—
International Investors Gold Fund	102,975,322	114,684,992	—	—
Long/Short Equity Index Fund	17,412,216	9,379,799	4,216,463	4,007,964
Unconstrained Emerging Markets Bond Fund	732,482,203	666,098,780	—	—

Note 5—Income Taxes—As of June 30, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CM Commodity Index Fund	$316,422,832	$3,637	$(66,896,174)	$(66,892,537)
Emerging Markets Fund	564,848,354	49,423,749	(22,097,500)	27,326,249
Global Hard Assets Fund	3,146,923,278	662,317,922	(650,305,952)	12,011,970
International Investors Gold Fund	655,639,997	101,750,011	(245,044,868)	(143,294,857)
Long/Short Equity Index Fund	15,233,364	—	(220,237)	(220,237)
Unconstrained Emerging Markets Bond Fund	262,733,469	1,353,807	(11,931,607)	(10,577,800)

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2014 were as follows:

	Year Ended December 31, 2014
	Ordinary	Long Term	Return of
Fund	Income	Capital Gains	Capital
CM Commodity Index Fund	$—	$—	$—
Emerging Markets Fund	—	—	—
Global Hard Assets Fund	3,535,108	—	—
International Investors Gold Fund	—	—	—
Long/Short Equity Index Fund*	162,677	—	—
Unconstrained Emerging Markets Bond Fund	8,747,903	—	3,569,508

*	Includes short term capital gains

Net qualified late-year losses incurred after October 31, 2014 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2014, the Funds intend to defer to January 1, 2015 for federal tax purpose qualified late year losses as follows:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Emerging Markets Fund	$—	$2,555,633
Global Hard Assets Fund	5,165	40,828,546
International Investors Gold Fund	4,539,034	24,501,419
Unconstrained Emerging Markets Bond Fund	—	16,104,519

At December 31, 2014, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
Emerging Markets Fund	$—	$—	$16,835,509
Global Hard Assets Fund	3,311,471	92,635,517	—
International Investors Gold Fund	82,066,601	110,539,793	—
Unconstrained Emerging Markets Bond Fund	965,505	509,405	—

During the year ended December 31, 2014 the Emerging Markets Fund utilized $1,999,065 of prior year capital loss carryforwards, and the Unconstrained Emerging Markets Bond Fund utilized $5,705,206 of prior year capital loss carryforwards.

68

Realized gains or losses attributable to fluctuations in foreign exchange rates on foreign denominated debt investments, forward foreign currency contracts, foreign currency transactions and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Funds’ fiscal year.

For the period ended June 30, 2015, the net realized loss from foreign currency translations was as follows:

Unconstrained Emerging Markets Bond Fund	($4,828,131)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2015, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Swap agreements entered into by the CM Commodity Index Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Fund. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The Long/Short Equity Index Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

The Long/Short Equity Index Fund and the Unconstrained Emerging Market Bond Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Funds may invest in closed-ends funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do no utilize leverage.

At June 30, 2015, the Adviser owned approximately 6% of Class A, 8% of Class I, and 7% of Class Y of the Long/Short Equity Index Fund, and the Distributor owned approximately 76% of Class A, 29% of Class I and 83% of Class Y of the Long/Short Equity Index Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

69

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014	June 30, 2015	December 31, 2014
	(unaudited)		(unaudited)
Class A
Shares sold	1,830,291	5,312,672	3,077,926	3,768,949
Shares reinvested	—	—	—	—
Shares redeemed	(1,769,595)	(9,064,770)	(1,569,981)	(5,436,234)
Net increase (decrease)	60,696	(3,752,098)	1,507,945	(1,667,285)
Class C
Shares sold			440,615	765,393
Shares reinvested			—	—
Shares redeemed			(359,253)	(585,935)
Net increase			81,362	179,458
Class I
Shares sold	8,443,030	23,422,287	7,622,987	7,011,251
Shares reinvested	—	—	—	—
Shares redeemed	(5,160,922)	(12,193,963)	(864,271)	(920,157)
Net increase	3,282,108	11,228,324	6,758,716	6,091,094
Class Y
Shares sold	2,505,728	10,246,135	10,613,820	4,809,389
Shares reinvested	—	—	—	—
Shares redeemed	(4,634,939)	(10,093,556)	(1,282,765)	(1,741,611)
Net increase (decrease)	(2,129,211)	152,579	9,331,055	3,067,778

	Global Hard Assets Fund		International Investors Gold Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014	June 30, 2015	December 31, 2014
	(unaudited)		(unaudited)
Class A
Shares sold	1,846,197	3,973,511	2,470,038	8,704,938
Shares reinvested	—	13,655	—	—
Shares redeemed	(3,680,736)	(9,536,316)	(3,702,318)	(13,370,053)
Net decrease	(1,834,539)	(5,549,150)	(1,232,280)	(4,665,115)
Class C
Shares sold	276,942	494,262	419,708	1,768,824
Shares reinvested	—	5,451	—	—
Shares redeemed	(1,103,463)	(2,457,065)	(1,020,929)	(2,957,573)
Net decrease	(826,521)	(1,957,352)	(601,221)	(1,188,749)
Class I
Shares sold	6,515,692	15,400,095	1,355,698	7,819,241
Shares reinvested	—	47,567	—	—
Shares redeemed	(4,845,438)	(9,212,705)	(1,200,425)	(6,321,799)
Net increase	1,670,254	6,234,957	155,273	1,497,442
Class Y
Shares sold	2,573,214	6,550,670	1,405,765	4,587,407
Shares reinvested	—	7,857	—	—
Shares redeemed	(2,399,676)	(6,264,414)	(957,434)	(2,849,260)
Net increase	173,538	294,113	448,331	1,738,147

70

	Long/Short Equity Index Fund		Unconstrained Emerging Markets Bond Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014	June 30, 2015	December 31, 2014
	(unaudited)		(unaudited)
Class A
Shares sold	140,997	29,803	489,013	4,774,048
Shares reinvested	—	1,300	55,086	272,719
Shares redeemed	(940)	(3,762)	(2,432,107)	(4,731,390)
Net increase (decrease)	140,057	27,341	(1,888,008)	315,377
Class C
Shares sold			46,519	378,871
Shares reinvested			12,959	37,772
Shares redeemed			(256,885)	(201,217)
Net increase (decrease)			(197,407)	215,426
Class I
Shares sold	703,981	337,457	7,536,812	4,134,941
Shares reinvested	—	15,802	133,075	312,936
Shares redeemed	—	—	(1,917,165)	(1,107,646)
Net increase	703,981	353,259	5,752,722	3,340,231
Class Y
Shares sold	143,481	24,259	3,833,927	6,168,549
Shares reinvested	—	958	137,037	124,277
Shares redeemed	(5,233)	(9,081)	(1,303,778)	(1,509,559)
Net increase	138,248	16,136	2,667,186	4,783,267

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended June 30, 2015, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	June 30, 2015
International Investors Gold Fund	4	$22,804,656	1.38%	—
Long/Short Equity Index Fund	33	269,414	1.38	—
Unconstrained Emerging Markets Bond Fund	17	1,793,988	1.38	—

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Funds, may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the period ended June 30, 2015, the Funds had no securities lending activity.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

71

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The following dividends from net investment income were declared and paid subsequent to June 30, 2015:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Unconstrained Emerging Markets Bond Fund
Class A	7/22/15	7/21/15	7/22/15	$0.066
Class C	7/22/15	7/21/15	7/22/15	0.066
Class I	7/22/15	7/21/15	7/22/15	0.066
Class Y	7/22/15	7/21/15	7/22/15	0.066

Class A	8/21/15	8/20/15	8/21/15	0.060
Class C	8/21/15	8/20/15	8/21/15	0.060
Class I	8/21/15	8/20/15	8/21/15	0.060
Class Y	8/21/15	8/20/15	8/21/15	0.060
72

VAN ECK FUNDS

APPROVAL OF ADVISORY AGREEMENTS

June 30, 2015 (unaudited)

VAN ECK FUNDS

CM Commodity Index Fund
Emerging Markets Fund
Global Hard Assets Fund
International Investors Gold Fund
Long/Short Equity Index Fund
Unconstrained Emerging Markets Bond Fund
(each a “Fund”)

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 25, 2015, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between each Fund and its investment adviser, Van Eck Absolute Return Advisers Corporation (“VEARA”) for CM Commodity Index Fund (“CMCI”) and Van Eck Associates Corporation (“VEAC”) for each other Fund (VEARA and VEAC, together with their affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of each Fund’s Advisory Agreement is set forth below.

In considering the continuation of each Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 11, 2015 and June 24 and 25, 2015 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of each Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for each Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing each Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2015 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index, (iv) for the Global Hard Assets Fund, an additional benchmark index that includes relevant exposures not otherwise reflected in the benchmark index (the “GHA Additional Index”) and (v) for the Unconstrained Emerging Markets Bond Fund, two additional benchmark indexes, each of which comprises 50% of the Fund’s benchmark index (each an “UEMBF Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of each Fund during its fiscal year ended December 31, 2014 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	A supplemental report prepared by an independent consultant comparing total management fees, which include both combined advisory and administrative fees (the “Management Fees”), and separately, the administrative fees, with respect to a representative class of shares of each of the Emerging Markets Fund and International Investors Gold Fund during its fiscal year ended December 31, 2014 with those of each Fund’s (i) Category and (ii) Peer Group;
73

VAN ECK FUNDS

APPROVAL OF ADVISORY AGREEMENTS

June 30, 2015 (unaudited) (continued)

■	An analysis of the profitability of the Adviser with respect to its services for each Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to each Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for each Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of each Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in a Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Funds with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to each Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Funds);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for each Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of each Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as each Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder, including, with respect to CMCI, the undertaking by VEAC to guarantee the performance of VEARA’s obligations under the Advisory Agreement; (4) the willingness of the Adviser to reduce the overall expenses of each Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of each Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for each Fund.

74

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as a Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for each Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2015, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2014.

CM Commodity Index Fund

Performance. The Board noted that the Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “UBS Index”) and that the Fund had underperformed the UBS Index over the one- and three-year periods. The Board also noted that differences between the performance of the Fund and the performance of the UBS Index during the relevant time periods since the inception of the Fund have been reasonable in light of the impact of cash flows and expenses on the performance of the Fund. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were lower than the median advisory fees and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Emerging Markets Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the three-, five- and ten-year periods and its Category median for the one-year period, but underperformed its Peer Group median for the one-year period. The Board also noted that the Fund had outperformed its benchmark index over the three- and five-year periods, but underperformed its benchmark index over the one- and ten-year periods. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, and its Management Fees (which include both advisory and administrative fees) were lower than the median expense ratios and Management Fees of its Category and Peer Group. The Board further noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Global Hard Assets Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the ten-year period and its Peer Group medians over the one-, three- and five-year periods, but underperformed its Category medians over the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index for the ten-year period, but underperformed its benchmark index over the one-, three-and five-year periods. The Board further noted that the Fund outperformed the GHAF Additional Index for the three-, five- and ten-year periods, but underperformed the GHAF Additional Index for the one-year period. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in certain periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services were higher than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, was equal to the median expense ratio of its Peer Group and lower than the median expense ratio of its Category. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio

75

VAN ECK FUNDS

APPROVAL OF ADVISORY AGREEMENTS

June 30, 2015 (unaudited) (continued)

of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

International Investors Gold Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians and its benchmark over the three-, five- and ten-year periods, but had underperformed its Category and Peer Group medians and its benchmark for the one-year period. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in recent periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fees payable for advisory services were lower than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, and its Management Fees (which include both advisory and administrative fees) were higher than the median expense ratios and Management Fees of its Category and Peer Group. The Board further noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Long/Short Equity Index Fund

Performance. The Board noted that the Fund seeks to track, before fees and expenses, the performance of the Market Vectors North America Long/Short Equity Index (the “L/S Index”) and that the Fund had underperformed the L/S Index over the one-year period. The Board also noted that differences between the performance of the Fund and the performance of the L/S Index during the one-year period is reasonable in light of the impact of cash flows and expenses on the performance of the Fund. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services and the total expense ratio, net of waivers or reimbursements, were lower than the median advisory fees and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Unconstrained Emerging Markets Bond Fund

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Peer Group median, Category median and benchmark index for the one-year period. The Board also noted that the Fund outperformed one of the UEMBF Additional Indexes and underperformed the other for the one-year period. The Board further noted that the comparison of the Fund’s investment performance to its benchmark was more relevant than the comparison of the Fund’s investment performance to either of the UEMBF Additional Indexes because the Fund’s benchmark is more representative of the composition of the Fund’s portfolio. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund.

Fees and Expenses. The Board noted that the advisory fee for the Fund was higher than the median advisory fees for the Fund’s Category and Peer Group and that the total expense ratio for the Fund, net of waivers or reimbursements, was equal to the median expense ratios for its Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2016 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing each Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the

76

nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and whether the Fund’s fee schedule reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of an Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of each Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for each Fund for an additional one-year period.

77

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFSAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 4, 2015
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 4, 2015
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 4, 2015
     ------------------